LOGO: NUVEEN Investments


ANNUAL REPORT October 31, 2000

Municipal Closed-End
Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.

PERFORMANCE PLUS
NPP
MUNICIPAL ADVANTAGE
NMA
MARKET OPPORTUNITY
NMO
DIVIDEND ADVANTAGE
NAD


2 Photos of: People walking and talking.

INVEST WELL.
LOOK AHEAD.
LEAVE YOUR MARK.(SM)

Credit Quality
           HIGHLIGHTS As of  October 31, 2000

PIE CHARTS:

Nuveen Performance Plus Municipal Fund, Inc. (NPP)
AAA/U.S. Guaranteed        69%
AA                         14%
A                          10%
BBB                         4%
NR                          3%


Nuveen Municipal Advantage Fund, Inc. (NMA)
AAA/U.S. Guaranteed        65%
AA                         14%
A                           9%
BBB                        11%
NR                          1%


Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
AAA/U.S. Guaranteed        51%
AA                         14%
A                          16%
BBB                        15%
NR                          3%
Other                       1%



Nuveen Dividend Advantage Municipal Fund, Inc. (NAD)
AAA/U.S. Guaranteed        61%
AA                         16%
A                           3%
BBB                         5%
NR                         12%
Other                       3%



    CONTENTS

  1 Dear Shareholder
  3 Portfolio Managers' Comments
  6 NPP Performance Overview
  7 NMA Performance Overview
  8 NMO Performance Overview
  9 NAD Performance Overview
 10 Shareholder Meeting Report
 14 Report of Independent Auditors
 15 Portfolio of Investments
 43 Statement of Net Assets
 44 Statement of Operations
 45 Statement of Changes in Net Assets
 47 Notes to Financial Statements
 53 Financial Highlights
 56 Build Your Wealth Automatically
 57 Fund Information

--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "A WELL-BALANCED PORTFOLIO CAN HELP YOU REDUCE YOUR INVESTMENT RISKS."



Dear
     SHAREHOLDER

One of the primary goals of your Nuveen Fund is to provide you with attractive, dependable tax-free income from a quality port-folio. I am pleased to report that over the past fiscal year your Fund has continued to meet these objectives. I urge you to read the Portfolio Managers' Comments and Performance Overview pages included in this report, which provide more details about Fund results, how they were achieved, and how the Funds are trying to position themselves for the future.

The uncertain markets of this past reporting period also remind us of another important reason for investing in Nuveen Funds. In times such as these, your Nuveen Fund can help bring a measure of diversification to your overall portfolio and serve as a useful counterbalance to other holdings. A well-balanced portfolio can help you reduce your investment risks and provide one of the keys to strong long-term performance.

Invest Well. Look Ahead. Leave Your Mark.
At Nuveen, we believe that investors should focus not only on investments that can help them accumulate wealth, but also on the plans and services that can help preserve that wealth and pass it along to future generations. This long-term perspective is an integral part of our portfolio management strategies, our insistence on quality, and our desire to provide investments that can withstand the test of time.

Sidebar text: "IN ESTABLISHING A PROGRAM TAILORED TO YOUR NEEDS, THE SOUND ONGOING ADVICE AND DISCIPLINED FOCUS PROVIDED BY A TRUSTED FINANCIAL ADVISOR CAN BE AN INVALUABLE RESOURCE."

In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource, enabling you to make wise investment decisions and build a program that can result in a lasting legacy.

For more than a century, Nuveen has offered quality investments to those who recognize and embrace the need for building, preserving and managing wealth. All of us at Nuveen are dedicated to working with you and your financial advisor to provide the services, products, perspectives, and solutions that can help you meet your personal and family financial goals, now and for years to come. We thank you for your continued confidence.

Sincerely,




/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

December 15, 2000

Nuveen National Closed-End Exchange-Traded Funds (NPP, NMA, NMO, NAD)

Portfolio Managers'
              COMMENTS

Portfolio managers Steve Peterson, Rick Huber, and Bill Fitzgerald review the economic environment, key investment strategies, and the performance of the Nuveen Closed-End Municipal Funds. Steve and Rick have managed NPP and NMA, respectively, since 1998, with Steve adding portfolio management duties for NAD at its inception in May 1999. Bill has managed NMO since its inception in 1990.

WHAT MAJOR FACTORS AFFECTED THE U.S. ECONOMY AND THE MUNICIPAL MARKET OVER THE PAST 12 MONTHS?
The major news affecting the fixed-income markets over the past fiscal year has been the Federal Reserve's tightening policy. In an effort to keep inflation in check, the Fed continued to raise interest rates through May 2000, eventually bringing the federal funds target rate to 6.50%, the highest level in almost a decade. The Fed's policy has been to try to slow economic growth without causing a recession.

Some recent evidence has suggested that the Fed effort may be having an impact. While the U.S. economic expansion has reached a record tenth year, several indicators point to slowing growth. As a result, the Fed now seems to have put additional rate increases on hold, with some anticipating that the current tightening cycle may have reached its end.

Although the Fed rate hikes and hints of an economic slowdown have affected the municipal bond market, several supply and demand factors helped to prevent a major increase in rates or drop in value. New issue supply of municipal bonds during the first 10 months of 2000 totaled $154 billion nationwide, down 17.5% from 1999 levels. At this rate, the supply of municipal bonds could finish 2000 at its lowest level since 1995. The generally favorable economic conditions in many cities and states have enabled many issuers to use pay-as-you-go funding for necessary projects, holding the supply of new bonds in check. At the same time, demand from individual investors looking for diversification and income has remained strong. As a result, current municipal bond prices and yields are comparable to those of a year ago.

HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST YEAR?
For the fiscal year ended October 31, 2000, the Nuveen National Municipal Closed-End Funds produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index(1) and the Funds' Lipper Peer Group(2) are also presented.

             MARKET           TOTAL RETURN              LEHMAN         LIPPER
              YIELD                 ON NAV      TOTAL RETURN(1)     AVERAGE(2)
-----------------------------------------------------------------------------
                                    1 YEAR              1 YEAR         1 YEAR
                      TAXABLE-       ENDED               ENDED          ENDED
      10/31/00   EQUIVALENT(3)    10/31/00            10/31/00       10/31/00
-----------------------------------------------------------------------------
NPP      6.60%           9.57%      11.47%               8.51%          9.47%
-----------------------------------------------------------------------------
NMA      6.71%           9.72%      11.48%               8.51%          9.47%
-----------------------------------------------------------------------------
NMO      6.92%          10.03%       9.41%               8.51%          9.47%
-----------------------------------------------------------------------------
NAD      6.61%           9.58%      13.61%               8.51%          9.47%
-----------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Early in the year, as the Fed's series of interest rate hikes pushed yields higher, municipal bond prices underwent a corresponding drop. Over the summer and fall, however, the tight supply of new municipal issues and generally favorable technicals helped to prompt a shift in market outlook, rallying the municipal market and boosting the prices of many bonds. In this recent environment, we would expect funds with longer durations4 to perform well. As of October 31, 2000, NPP, NMA and NMO had durations ranging from 13.00 to 13.76, while the 17-month-old NAD had a duration of 17.31. By comparison, the duration of the unleveraged Lehman Brothers Municipal Bond Index was 7.40.

The Funds' participation in the recovery of the municipal market is reflected in the total returns on NAV listed above. They show dramatic improvement over the results shown in the Funds' semiannual report last


1 The Funds' performances are compared with that of the Lehman Brothers
  Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Funds are compared with the average annualized return of the 53 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

spring. As of October 31, 2000, long-term municipal yields were more than 99% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

WERE THE FUNDS' DIVIDENDS AFFECTED BY THE MARKET ENVIRONMENT?
All four of these Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit, however, is tied in part to the short-term rates that the Funds pay their MuniPreferred(R) shareholders. When short-term rates rise, the Funds must pay out more income to preferred shareholders, decreasing the amount of income available for common shareholders. As the Federal Reserve raised short-term rates six times between June 1999 and May 2000, these increases had a corresponding impact on short-term municipal rates. Higher rates, combined with bond calls in several of the Funds, led to decreases in the common share dividends of each of these Funds over the past year. Despite these dividend adjustments, all of the Funds continued to provide competitive market yields, as shown in the accompanying table.

Recently, investor demand for municipal bonds with shorter maturities has caused the slope of the municipal yield curve to become very steep. The increased demand for short-maturity bonds could have beneficial effects on the dividend stability of these leveraged Funds going forward by holding short-term rates down and reducing the amount the Funds pay their MuniPreferred shareholders.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During late 1999 and the first half of 2000, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments, including these Nuveen Funds. In recent months, as the bond market began to show signs of recovery and the stock market continued to be volatile, we believe many investors began to again consider tax-free fixed-income alternatives.

However, investor interest in this opportunity continued to lag the rise in value of the bonds held by the Funds. Consequently, NPP, NMA and NMO saw their discounts (share price below NAV) widen over the past 12 months, while NAD moved from trading at a premium (share price above NAV) to a discount. With the market prices of these Funds lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of their Nuveen Funds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE FISCAL YEAR ENDED OCTOBER 31, 2000?
Despite a slow start, the past fiscal year turned out to be generally positive for the fixed-income markets, including municipal bonds. During this period, we focused on strengthening the Funds' long-term dividend-paying capabilities, enhancing call protection, and finding value in specific areas of the market, including healthcare, utilities, and tobacco and industrial development bonds.

For example, while the healthcare industry continued to face challenging times, we believed that selective opportunities remained within this sector as hospitals became more efficient in managing revenue streams and improving cost structure and operating incomes. We took advantage of this investment opportunity to make several purchases of healthcare bonds with the potential to add value for our shareholders. In NMO, we bought bonds issued by the Minnesota Agricultural and Economic Development Board for Fairview Health Services. Since our purchase in May, this credit has performed well for the Fund.

All four Funds also had utilities among their top five sector weightings. Over the past 12 months, NPP and NAD added to holdings in this sector by purchasing high-yield credits issued by co-generation projects, in which an independent power producer burns natural gas to produce electricity. With the price of electricity rising due to the current supply/demand imbalance, we believe that power producers have become increasingly economically viable and creditworthy, and these bonds have been performing well for the Funds.

Tobacco bonds, which are secured by payments under the $250 billion master settlement agreement reached between four major tobacco companies and 46 states in 1998, were another area of the market that we believed offered value. During the past year, NMO purchased bonds issued on behalf of Nassau County (New York) by the Tobacco Settlement Corporation that provided both attractive yields and good performance. As of October 31, 2000, these bonds accounted for 2% of the Fund's assets.

In other management activity over the past fiscal year, we took advantage of bond calls in NMA to continue restructuring the Fund by purchasing what we believe to be attractively priced replacement bonds that provided good levels of income, quality, diversification, and price appreciation potential. Instead of simply replacing the called bonds with new long-term bonds, we chose to ladder the portfolio across the yield curve to spread out future call exposure. While NMA's duration lengthened as we worked through the calls, laddering helped us to control the Fund's interest rate risk.

All four Funds continued to offer excellent credit quality, with between 65% and 83% of their assets invested in bonds rated AAA/U.S. guaranteed and AA as of October 31, 2000. The Funds also had allocations of BBB/non-rated bonds that ranged from 7% to 18%, which generally provided higher yields. NAD, which can invest up to 20% of its assets in non-investment-grade bonds, currently has about 3% of its portfolio allocated to this category. Over the past 12 months, NPP, NMA, and NMO saw their allocations of U.S. guaranteed bonds drop substantially. Virtually all of these bonds were pre-refunded and were either called as expected or sold just prior to their call dates. We used this opportunity to enhance the Funds' diversification by reinvesting the proceeds throughout the yield curve and across market sectors. We expect to see this activity continue through 2001.

WHAT IS YOUR OUTLOOK FOR THESE NUVEEN NATIONAL FUNDS?
In general, our outlook for the fixed-income markets over the next 12 months is positive. Current projections call for continued strong demand for municipal bonds, while new municipal issuance nationwide in 2001 is expected to stay under $200 billion. These supply-and-demand dynamics should continue to provide support for the municipal market and municipal bond prices.

Looking specifically at these Nuveen National Funds, all four Funds offer excellent levels of call protection over the next two years. NAD has about 1% of its portfolio scheduled for calls between now and the end of 2002, while calls could affect 8-11% of the NPP, NMA and NMO portfolios in 2001 and 2002. The interest rate environment over the next two years will play a major role in whether these bonds are actually called. While we cannot control the direction of interest rates, we continue to work to improve the Funds' call protection and to actively manage the Funds in an effort to mitigate the longer-term effects of the bond call process.

In addition to bond calls, we plan to continue to focus on strengthening the Funds' dividend-payment capabilities, taking advantage of the wider credit spreads currently available in the marketplace. The high credit quality of these Funds gives us room to increase our allocations of lower-rated issues with the potential to enhance current portfolio yields and future capital appreciation. As value-oriented investors, we will also continue to look for areas of the market that offer opportunities to add value for our shareholders, particularly healthcare, industrial development bonds, and transportation. In NAD, we plan to continue our efforts to shorten the Fund's duration and reduce its interest rate risk. We believe these Nuveen Funds will continue to serve as a dependable source of tax-free income and portfolio diversification, two essential elements of a comprehensive investment strategy.

Nuveen Performance Plus Municipal Fund, Inc.

Performance
   OVERVIEW As of October 31, 2000

NPP

PORTFOLIO STATISTICS
-----------------------------------------------------

Inception Date                                6/89
-----------------------------------------------------
Share Price                               $12 3/16
-----------------------------------------------------
Net Asset Value                             $14.36
-----------------------------------------------------
Market Yield                                 6.60%
-----------------------------------------------------
Taxable-Equivalent Yield(1)                  9.57%
-----------------------------------------------------
Fund Net Assets ($000)                  $1,304,556
-----------------------------------------------------
Average Effective Maturity (Years)           19.14
-----------------------------------------------------
Leverage-Adjusted Duration                   13.76
-----------------------------------------------------

ANNUALIZED TOTAL RETURN
-----------------------------------------------------
                      ON SHARE PRICE        ON NAV
-----------------------------------------------------
1-Year                         0.90%        11.47%
-----------------------------------------------------
5-Year                         2.09%         5.38%
-----------------------------------------------------
10-Year                        6.30%         7.76%
-----------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
-----------------------------------------------------
Tax Obligation/Limited                         14%
-----------------------------------------------------
U.S.Guaranteed                                 13%
-----------------------------------------------------
Utilities                                      13%
-----------------------------------------------------
Tax Obligation/General                         12%
-----------------------------------------------------
Healthcare                                     12%
-----------------------------------------------------

BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share(2)
11/99    0.075
12/99    0.072
1/00     0.072
2/00     0.072
3/00     0.072
4/00     0.072
5/00     0.072
6/00     0.067
7/00     0.067
8/00     0.067
9/00     0.067
10/00    0.067


LINE CHART:
Share Price Performance
11/5/99  12.69
         12.63
         12.31
         12.25
         11.88
         11.44
         11.63
         11.63
         11.81
         11.44
         11.69
         12.13
         12.31
         12.31
         12.25
         12.06
         12.13
         11.63
         11.44
         11.75
         12.06
         12.25
         12.13
         11.75
         11.81
         11.69
         11.44
         11.56
         11.75
         12.19
         11.94
         11.88
         11.81
         12
         12.25
         12.13
         12.31
         12.44
         12.5
         12.75
         12.63
         12.69
         12.81
         12.88
         12.56
         12.25
         12.25
         12.31
         12.25
         12.13
10/31/00 12.19

Weekly Closing Price

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders a net ordinary income distribution in December
  1999 of $0.0023 per share.

Nuveen Municipal Advantage Fund, Inc.

Performance
   OVERVIEW As of October 31, 2000

NMA

PORTFOLIO STATISTICS
------------------------------------------------------
Inception Date                               12/89
------------------------------------------------------
Share Price                                $12 7/8
------------------------------------------------------
Net Asset Value                             $14.61
------------------------------------------------------
Market Yield                                 6.71%
------------------------------------------------------
Taxable-Equivalent Yield(1)                  9.72%
------------------------------------------------------
Fund Net Assets ($000)                    $986,099
------------------------------------------------------
Average Effective Maturity (Years)           21.93
------------------------------------------------------
Leverage-Adjusted Duration                   13.00
------------------------------------------------------

ANNUALIZED TOTAL RETURN
------------------------------------------------------
                      ON SHARE PRICE        ON NAV
------------------------------------------------------
1-Year                         1.46%        11.48%
------------------------------------------------------
5-Year                         3.46%         5.40%
------------------------------------------------------
10-Year                        6.42%         7.90%
------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
------------------------------------------------------
Housing Single Family                          16%
------------------------------------------------------
Healthcare                                     15%
------------------------------------------------------
Utilities                                      12%
------------------------------------------------------
Tax Obligation/Limited                         11%
------------------------------------------------------
Transportation                                 11%
------------------------------------------------------

BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share
11/99    0.083
12/99    0.08
1/00     0.08
2/00     0.08
3/00     0.077
4/00     0.077
5/00     0.077
6/00     0.072
7/00     0.072
8/00     0.072
9/00     0.072
10/00    0.072


LINE CHART:
Share Price Performance
11/5/99  13.88
         13.5
         13.56
         13.13
         12.38
         12.06
         12.13
         12
         12.44
         12.38
         12.19
         13
         13.13
         13.31
         13.06
         13
         12.81
         12.19
         11.81
         12.25
         12.5
         12.81
         12.69
         12.38
         12.19
         12.38
         12.13
         12.38
         12.44
         12.75
         12.31
         12.31
         12.38
         12.56
         12.75
         12.75
         12.81
         13.06
         12.81
         12.94
         12.94
         13.06
         13.25
         13.25
         13.06
         12.94
         13
         12.75
         12.69
         12.44
10/31/00 12.56

Weekly Closing Price

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

Nuveen Municipal Market Opportunity Fund, Inc.

Performance
   OVERVIEW As of October 31, 2000

NMO

PORTFOLIO STATISTICS
--------------------------------------------------------
Inception Date                                3/90
--------------------------------------------------------
Share Price                                    $13
--------------------------------------------------------
Net Asset Value                             $14.45
--------------------------------------------------------
Market Yield                                 6.92%
--------------------------------------------------------
Taxable-Equivalent Yield(1)                 10.03%
--------------------------------------------------------
Fund Net Assets ($000)                  $1,038,070
--------------------------------------------------------
Average Effective Maturity (Years)           21.59
--------------------------------------------------------
Leverage-Adjusted Duration                   13.08
--------------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------
1-Year                         2.97%         9.41%
--------------------------------------------------------
5-Year                         3.92%         4.98%
--------------------------------------------------------
10-Year                        6.66%         7.63%
--------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------------
Transportation                                 22%
--------------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------------
Healthcare                                     10%
--------------------------------------------------------
Utilities                                       7%
--------------------------------------------------------

LINE CHART:
1999-2000 Monthly Tax-Free Dividends Per Share
11/99    0.084
12/99    0.081
1/00     0.081
2/00     0.081
3/00     0.078
4/00     0.078
5/00     0.078
6/00     0.075
7/00     0.075
8/00     0.075
9/00     0.075
10/00    0.075

BAR CHART:
Share Price Performance
11/5/99  14.06
         13.56
         13.63
         13.19
         12.5
         12.13
         12.19
         12.25
         12.44
         12.44
         12.31
         12.94
         13.19
         13.25
         13.13
         12.75
         12.69
         11.94
         11.88
         12.13
         12.56
         12.88
         12.75
         12.44
         12.44
         12.5
         12.25
         12.38
         12.44
         12.75
         12.69
         12.63
         12.69
         12.94
         13.31
         13.25
         13.19
         13.25
         13
         13.44
         13.31
         13.5
         13.63
         13.56
         13.5
         13.38
         13.31
         13.25
         12.88
         12.63
10/31/00 12.81

Weekly Closing Price

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

Nuveen Dividend Advantage Fund, Inc.

Performance
   OVERVIEW As of October 31, 2000

NAD

PORTFOLIO STATISTICS
------------------------------------------------------
Inception Date                                5/99
------------------------------------------------------
Share Price                                $12 5/8
------------------------------------------------------
Net Asset Value                             $13.59
------------------------------------------------------
Market Yield                                 6.61%
------------------------------------------------------
Taxable-Equivalent Yield(1)                  9.58%
------------------------------------------------------
Fund Net Assets ($000)                    $826,571
------------------------------------------------------
Average Effective Maturity (Years)           21.21
------------------------------------------------------
Leverage-Adjusted Duration                   17.31
------------------------------------------------------

ANNUALIZED TOTAL RETURN
------------------------------------------------------
                      ON SHARE PRICE        ON NAV
------------------------------------------------------
1-Year                        -0.79%        13.61%
------------------------------------------------------
Since Inception               -5.66%         2.48%
------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
------------------------------------------------------
Tax Obligation/Limited                         17%
------------------------------------------------------
Healthcare                                     16%
------------------------------------------------------
Tax Obligation/General                         17%
------------------------------------------------------
Transportation                                 14%
------------------------------------------------------
Utilities                                       9%
------------------------------------------------------

LINE CHART:
1999-2000 Monthly Tax-Free Dividends Per Share
11/99    0.074
12/99    0.074
1/00     0.074
2/00     0.074
3/00     0.0725
4/00     0.0725
5/00     0.0725
6/00     0.0695
7/00     0.0695
8/00     0.0695
9/00     0.0695
10/00    0.0695


BAR CHART:
Share Price Performance
11/5/99  13.38
         12.94
         13.06
         12.63
         12.5
         12.44
         12.31
         12.13
         12.88
         12.94
         12.38
         13
         12.81
         12.88
         12.94
         12.88
         12.44
         12.25
         11.81
         12
         12.38
         12.63
         12.25
         12.5
         12.31
         12.75
         12.06
         11.94
         12
         12.38
         12.56
         12.38
         12.19
         12.25
         12.5
         12.38
         12.25
         12.31
         13
         13.06
         12.94
         12.81
         12.88
         13
         12.88
         12.88
         13.13
         12.88
         12.69
         12.44
10/31/00 12.44

Weekly Closing Price

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

Shareholder
           MEETING REPORT

The annual shareholder meeting was held on July 26, 2000, at the Northern Trust Bank, Chicago, Illinois.

                                                                                                 NPP
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                          Preferred   Preferred    Preferred    Preferred  Preferred
                                                                 Common      Shares      Shares       Shares       Shares     Shares
                                                                 Shares    Series-M    Series-T     Series-W    Series-TH   Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                       50,208,250       3,495       3,670        3,087        1,760      3,191
   Withhold                                                     814,729          --          15           15           --          3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     51,022,979       3,495       3,685        3,102        1,760      3,194
====================================================================================================================================

Lawrence H. Brown
   For                                                       50,185,589       3,495       3,670        3,087        1,760      3,191
   Withhold                                                     837,390          --          15           15           --          3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     51,022,979       3,495       3,685        3,102        1,760      3,194
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                       50,146,047       3,495       3,670        3,087        1,760      3,191
   Withhold                                                     876,932          --          15           15           --          3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     51,022,979       3,495       3,685        3,102        1,760      3,194
====================================================================================================================================

Peter R. Sawers
   For                                                       50,182,418       3,495       3,670        3,087        1,760      3,191
   Withhold                                                     840,561          --          15           15           --          3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     51,022,979       3,495       3,685        3,102        1,760      3,194
====================================================================================================================================

Judith M. Stockdale
   For                                                       50,169,120       3,495       3,670        3,087        1,760      3,181
   Withhold                                                     853,859          --          15           15           --         13
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     51,022,979       3,495       3,685        3,102        1,760      3,194
====================================================================================================================================

William J. Schneider
   For                                                               --       3,495       3,670        3,087        1,760      3,191
   Withhold                                                          --          --          15           15           --          3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                             --       3,495       3,685        3,102        1,760      3,194
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                               --       3,495       3,670        3,087        1,760      3,191
   Withhold                                                          --          --          15           15           --          3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                             --       3,495       3,685        3,102        1,760      3,194
====================================================================================================================================

RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                       50,336,668       3,474       3,673        3,086        1,760      3,191
   Against                                                      252,861          --           4           --           --        --
   Abstain                                                      433,450          21           8           16           --          3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     51,022,979       3,495       3,685        3,102        1,760      3,194
====================================================================================================================================


                                                                                                  NMA
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                            Preferred   Preferred   Preferred  Preferred   Preferred
                                                                    Common     Shares      Shares      Shares     Shares      Shares
                                                                    Shares   Series-M    Series-T    Series-W  Series-TH    Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                          37,225,624      2,834       2,889       2,557      1,747       2,641
   Withhold                                                        634,278         23          14           2         20          21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        37,859,902      2,857       2,903       2,559      1,767       2,662
====================================================================================================================================

Lawrence H. Brown
   For                                                          37,218,917      2,834       2,889       2,557      1,747       2,641
   Withhold                                                        640,985         23          14           2         20          21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        37,859,902      2,857       2,903       2,559      1,767       2,662
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                          37,227,133      2,834       2,889       2,557      1,747       2,641
   Withhold                                                        632,769         23          14           2         20          21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        37,859,902      2,857       2,903       2,559      1,767       2,662
====================================================================================================================================

Peter R. Sawers
   For                                                          37,217,935      2,831       2,867       2,557      1,747       2,641
   Withhold                                                        641,967         26          36           2         20          21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        37,859,902      2,857       2,903       2,559      1,767       2,662
====================================================================================================================================

Judith M. Stockdale
   For                                                          37,198,991      2,831       2,867       2,557      1,747       2,641
   Withhold                                                        660,911         26          36           2         20          21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        37,859,902      2,857       2,903       2,559      1,767       2,662
====================================================================================================================================

William J. Schneider
   For                                                                  --      2,834       2,889       2,557      1,747       2,641
   Withhold                                                             --         23          14           2         20          21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                --      2,857       2,903       2,559      1,767       2,662
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                  --      2,834       2,889       2,557      1,747       2,641
   Withhold                                                             --         23          14           2         20          21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                --      2,857       2,903       2,559      1,767       2,662
====================================================================================================================================

RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                          37,374,622      2,832       2,884       2,559      1,767       2,637
   Against                                                         173,368         --          --          --         --          --
   Abstain                                                         311,912         25          19          --         --          25
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                        37,859,902      2,857       2,903       2,559      1,767       2,662
====================================================================================================================================

Shareholder MEETING REPORT (continued)
        The annual shareholder meeting was held on July 26, 2000, at the Northern Trust Bank, Chicago, Illinois.



                                                                                                        NMO
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                                        Preferred   Preferred  Preferred   Preferred
                                                                               Common      Shares      Shares     Shares      Shares
                                                                               Shares    Series-M    Series-T   Series-W    Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                     39,325,469       3,538       3,708      3,104       3,591
   Withhold                                                                 1,063,288           1          --         20           3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                   40,388,757       3,539       3,708      3,124       3,594
====================================================================================================================================

Lawrence H. Brown
   For                                                                     39,321,464       3,538       3,708      3,104       3,591
   Withhold                                                                 1,067,293           1          --         20           3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                   40,388,757       3,539       3,708      3,124       3,594
====================================================================================================================================

Anne E. Impellizzeri
   For                                                                     39,298,194       3,538       3,708      3,104       3,591
   Withhold                                                                 1,090,563           1          --         20           3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                   40,388,757       3,539       3,708      3,124       3,594
====================================================================================================================================

Peter R. Sawers
   For                                                                     39,326,665       3,538       3,708      3,103       3,592
   Withhold                                                                 1,062,092           1          --         21           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                   40,388,757       3,539       3,708      3,124       3,594
====================================================================================================================================

Judith M. Stockdale
   For                                                                     39,293,844       3,538       3,708      3,103       3,591
   Withhold                                                                 1,094,913           1          --         21           3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                   40,388,757       3,539       3,708      3,124       3,594
====================================================================================================================================

William J. Schneider
   For                                                                             --       3,538       3,708      3,104       3,592
   Withhold                                                                        --           1          --         20           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --       3,539       3,708      3,124       3,594
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                             --       3,538       3,708      3,104       3,592
   Withhold                                                                        --           1          --         20           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --       3,539       3,708      3,124       3,594
====================================================================================================================================

RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                     39,338,332       3,537       3,708      3,108       3,592
   Against                                                                    161,422          --          --         --          --
   Abstain                                                                    889,003           2          --         16           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                   40,388,757       3,539       3,708      3,124       3,594
====================================================================================================================================


                                                                                                              NAD
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                                                    Preferred  Preferred   Preferred
                                                                                           Common      Shares     Shares      Shares
                                                                                           Shares    Series-M   Series-T   Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                                 37,505,957       3,564      3,334       3,257
   Withhold                                                                               398,815          89         85          85
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               37,904,772       3,653      3,419       3,342
====================================================================================================================================

Lawrence H. Brown
   For                                                                                 37,479,638       3,564      3,334       3,257
   Withhold                                                                               425,134          89         85          85
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               37,904,772       3,653      3,419       3,342
====================================================================================================================================

 Anne E. Impellizzeri
   For                                                                                 37,469,043       3,563      3,334       3,256
   Withhold                                                                               435,729          90         85          86
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               37,904,772       3,653      3,419       3,342
====================================================================================================================================

Peter R. Sawers
   For                                                                                 37,473,913       3,564      3,334       3,257
   Withhold                                                                               430,859          89         85          85
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               37,904,772       3,653      3,419       3,342
====================================================================================================================================

Judith M. Stockdale
   For                                                                                 37,478,575       3,564      3,334       3,256
   Withhold                                                                               426,197          89         85          86
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               37,904,772       3,653      3,419       3,342
====================================================================================================================================

William J. Schneider
   For                                                                                         --       3,564      3,334       3,257
   Withhold                                                                                    --          89         85          85
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --       3,653      3,419       3,342
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                                                         --       3,563      3,334       3,257
   Withhold                                                                                    --          90         85          85
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                       --       3,653      3,419       3,342
====================================================================================================================================

RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                                 37,516,429       3,565      3,334       3,256
   Against                                                                                154,137          88         51          85
   Abstain                                                                                234,206          --         34           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                               37,904,772       3,653      3,419       3,342
====================================================================================================================================

Report of
      INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc. and Nuveen Dividend Advantage Municipal Fund as of October 31, 2000, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc. and Nuveen Dividend Advantage Municipal Fund at October 31, 2000, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles standards generally accepted in the United States.




/s/ Ernst & Young LLP

Chicago, Illinois
December 18, 2000

                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) Portfolio of
                                       INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 0.7%
$       3,615   Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds,         8/05 at 100   AAA          $ 3,880,305
                 Series 1994, 6.750%, 8/15/17

        5,075   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,                  2/07 at 101   AAA            5,084,440
                 Series 1997-A, 5.625%, 2/01/22
-----------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.1%

          520   Alaska Housing Finance Corporation, Collateralized Bonds,                    12/00 at 102   AAA              523,806
                 1989 First Series (Veterans Mortgage Program), 7.450%, 12/01/29

-----------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.4%

        5,155   Yuma Regional Medical Center on behalf of Hospital District               8/02 at 101 1/2   N/R***         5,535,851
                 No. 1 of Yuma County, Arizona, Hospital Revenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project), Series 1992,
                 8.000%, 8/01/17 (Pre-refunded to 8/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                California - 6.5%

                Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim
                Public Improvements Project), Subordinate Lease Revenue Bonds,
                1997 Series C:
       11,000    0.000%, 9/01/20                                                            No Opt. Call    AAA            3,646,610
       25,855    0.000%, 9/01/24                                                            No Opt. Call    AAA            6,781,249

        7,500   California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/10 at 24 5/8    AAA            1,052,850
                 Series 2000F, 0.000%, 8/01/31 (Alternative Minimum Tax)

        1,000   Mt. Diablo Hospital District, California Insured Hospital                   12/03 at 102    AAA              967,110
                 Revenue Bonds, 1993 Series A, 5.125%, 12/01/23

       13,450   Ontario Redevelopment Financing Authority (San Bernardino                   No Opt. Call    AAA           16,609,405
                 County, California), 1995 Revenue Refunding Bonds
                 (Ontario Redevelopment Project No.1), 7.200%, 8/01/17

       20,420   Community Redevelopment Agency of the City of Palmdale,                     No Opt. Call    AAA           22,957,593
                 Residential Mortgage Revenue Refunding Bonds,
                 1991 Series A, 7.150%, 2/01/10

        2,325   Community Redevelopment Agency of the City of Palmdale,                     No Opt. Call    AAA            3,051,958
                 Restructured Single Family Mortgage Revenue Bonds,
                 Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax)

       10,000   San Bernardino County, California, Certificates of Participation,            8/05 at 102    AAA           10,742,700
                 Series 1995 (Medical Center Financing Project), 5.500%,
                 8/01/15 (Pre-refunded to 8/01/05)

       15,745   Walnut Valley Unified School District, Los Angeles County,                   8/11 at 103    AAA           18,890,851
                 California, General Obligation Refunding Bonds,
                 Series 1997A, 7.200%, 2/01/16

------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 2.1%

        1,075   Colorado Health Facilities Authority, Revenue Bonds                          1/08 at 101    A                953,826
                 (National Jewish Medical and Research Center Project),
                 Series 1998, 5.375%, 1/01/28

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1992B:
        1,020    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)       11/02 at 102   Aaa            1,092,563
        3,980    7.250%, 11/15/23 (Alternative Minimum Tax)                                  11/02 at 102     A            4,199,935

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991D:
        1,000    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)       11/01 at 100   Aaa            1,025,990
        3,720    7.000%, 11/15/25 (Alternative Minimum Tax)                                  11/01 at 100     A            3,783,166

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991A:
        5,145    8.750%, 11/15/05 (Alternative Minimum Tax)                                  11/01 at 102     A            5,429,210
        1,715    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)       11/01 at 102   Aaa            1,822,102
        4,755    8.750%, 11/15/23 (Alternative Minimum Tax)                                  11/01 at 102     A            5,011,960
          955    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)       11/01 at 100   Aaa              989,418
        2,640    8.000%, 11/15/25 (Alternative Minimum Tax)                                  11/01 at 100     A            2,712,864

------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.0%

        4,905   Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds,        1/10 at 100   AAA            4,923,884
                 2000 Series 11, 5.850%, 1/01/22 (Alternative Minimum Tax)
                 (WI, settling 11/01/00)



                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Florida (continued)

$      10,050   State Board of Education, Florida, Public Education Capital                 6/10 at 101      AA+         $10,301,753
                 Outlay Refunding Bonds (Full Faith  and Credit),
                 1999 Series D, 5.750%, 6/01/22

       10,750   Martin County Industrial Development Authority (Florida),                  12/04 at 102     BBB-          10,877,065
                 Industrial Development Revenue Bonds (Indianatown
                 Cogeneration LP Project), Series 1994A, 7.875%,
                 12/15/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.6%

        1,200   City of Atlanta, Georgia, General Obligation Refunding Bonds,              12/08 at 100     AAA            1,101,048
                 Series 1998, 5.000%, 12/01/23

        5,000   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,              No Opt. Call     AAA            5,054,250
                 Series 1999A, 5.500%, 11/01/22

        2,000   George L. Smith II World Congress Center Authority,                         7/10 at 101     AAA            1,968,440
                 Refunding Revenue Bonds (Domed Stadium Project),
                 Series 2000, 5.500%, 7/01/20 (Alternative Minimum Tax)

        1,235   Georgia Housing and Finance Authority, Home Ownership                       6/02 at 102      Aa            1,265,307
                 Opportunity Program Bonds, Series 1992-A2,
                 6.875%, 12/01/20 (Alternative Minimum Tax)

       10,000   Development Authority of Monroe County (Georgia), Pollution                 4/01 at 101      A+           10,109,500
                 Control Revenue Bonds (Georgia Power Company Plant
                 Scherer Project), Second Series 1994, 6.750%, 10/01/24

       15,000   Private Colleges and Universities Authority (Georgia),                     11/09 at 101     Aa1           14,969,700
                 Revenue Bonds (Emory University Project),
                 Series 1999A, 5.500%, 11/01/25

------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.1%

        1,335   Idaho Housing and Finance Association, Single Family Mortgage               1/10 at 100     A1             1,373,568
                 Bonds, 2000 Series D, 6.200%, 7/01/14 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 15.8%

        3,000   City of Chicago (Illinois), General Obligation Library Bonds,               1/08 at 102     AAA            3,080,340
                  Series 1997, 5.750%, 1/01/17

                City of Chicago (Illinois), General Obligation Bonds (City
                Colleges of Chicago Capital Improvement Project), Series 1999:
       32,170    0.000%, 1/01/21                                                            No Opt. Call    AAA           10,195,316
       32,670    0.000%, 1/01/22                                                            No Opt. Call    AAA            9,719,978

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
       10,000    0.000%, 12/01/19                                                           No Opt. Call    AAA            3,359,800
       21,800    0.000%, 12/01/23                                                           No Opt. Call    AAA            5,675,194

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1999A:
       10,000    0.000%, 12/01/20                                                           No Opt. Call    AAA            3,154,600
       30,160    0.000%, 12/01/22                                                           No Opt. Call    AAA            8,374,829
       16,715    0.000%, 12/01/23                                                           No Opt. Call    AAA            4,362,114

        9,145   City of Chicago, Chicago-Midway Airport Revenue Bonds,                       1/07 at 101    AAA            8,895,433
                 Series 1996A, 5.500%, 1/01/29

        1,025   City of Chicago, Chicago-O'Hare International Airport,                      11/00 at 103    Baa2           1,072,294
                 Special Facility Revenue Bonds (United Air Lines, Inc. Project),
                 Series 1988A, 8.950%, 5/01/18 (Alternative Minimum Tax)

                Forest Preserve District of DuPage County, Illinois,
                General Obligation Limited Tax Bonds, Series 2000:
       15,535    0.000%, 11/01/18                                                           No Opt. Call    AAA            5,678,509
       15,285    0.000%, 11/01/19                                                           No Opt. Call    AAA            5,244,436

        3,500   Illinois Development Finance Authority, Pollution Control                    3/05 at 102    AAA            3,791,480
                 Refunding Revenue Bonds, Commonwealth Edison Company
                 Project, Series 1994D, 6.750%, 3/01/15

                Illinois Development Finance Authority, Multifamily Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
        4,490    7.800%, 3/01/06 (Alternative Minimum Tax)                                   3/02 at 102    N/R            4,675,706
        5,960    7.200%, 9/01/08 (Alternative Minimum Tax)                                   3/02 at 102    N/R            6,161,388

        1,000   Illinois Educational Facilities Authority, Revenue Bonds,                    5/08 at 101      A              956,000
                 Midwestern University, Series 1998B, 5.500%, 5/15/18

       10,000   Illinois Educational Facilities Authority, Adjustable                       12/03 at 102    AAA           10,523,200
                 Demand Revenue Bonds (The University of Chicago),
                 Series 1985 Remarketed, 5.700%, 12/01/25
                 (Pre-refunded to 12/01/03)

       12,910   Illinois Health Facilities Authority, Revenue Bonds,                         8/04 at 102    AA+           12,980,618
                 Series 1994A (Northwestern Memorial Hospital), 6.000%, 8/15/24

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$       4,620   Illinois Health Facilities Authority (Northwestern Memorial Hospital),       2/01 at 101    AA+          $ 4,698,910
                  Revenue Bonds, Series 1989B, 7.200%, 8/15/07

        3,835   Illinois Health Facilities Authority, Revenue Refunding Bonds,               8/09 at 101    A-             3,500,089
                 Series 1999 (Silver Cross Hospital and Medical Centers), 5.250%, 8/15/15

        2,515   Illinois Health Facilities Authority, Revenue Refunding Bonds,              No Opt. Call    A3             2,452,754
                 Series 1999A, West Suburban Hospital Medical Center, 5.500%, 7/01/09

        6,330   Illinois Health Facilities Authority, Revenue Refunding Bonds,              11/08 at 102    A              5,795,685
                 Series 1998 (Midwest Physician Group Ltd.), 5.500%, 11/15/19

        3,570   Illinois Health Facilities Authority, Tax-Exempt Revenue Bonds,             12/12 at 102    AAA            3,747,929
                 Series 1999A (GNMA Collateralized-Midwest Care Center IV, Inc.),
                 6.375%, 12/01/24

        4,580   Illinois Health Facilities Authority, GNMA Collateralized Series 2000        8/10 at 102    Aaa            4,620,212
                 (Midwest Care Center IX), 6.250%, 8/20/35

        4,415   Illinois Health Facilities Authority, Revenue Refunding Bonds,               1/01 at 102    Baa3           3,623,920
                  Series 1991 (Proctor Community Hospital Project), 7.375%, 1/01/23
                  (DD, settling 11/03/00)

        3,700   Village of Libertyville, Illinois, Affordable Housing Revenue Bonds,        11/09 at 100    A2             3,707,326
                 Series 1999A (Liberty Towers Project), 7.000%, 11/01/29

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
       16,570    0.000%, 12/15/20                                                           No Opt. Call    AAA            5,295,606
       23,550    0.000%, 12/15/22                                                           No Opt. Call    AAA            6,633,564
       23,575    0.000%, 12/15/23                                                           No Opt. Call    AAA            6,242,896

       10,280   Metropolitan Pier and Exposition Authority (Illinois),                      No Opt. Call    AAA           10,259,234
                 McCormick Place Expansion Project Refunding Bonds,
                 Series 1998A, 5.500%, 12/15/23

       10,650   Metropolitan Pier and Exposition Authority (Illinois),                      No Opt. Call    AAA           12,626,960
                 McCormick Place Hospitality Facilities Revenue Bonds,
                 Series 1996A, 7.000%, 7/01/26

       17,865   Regional Transportation Authority, Cook, DuPage, Kane, Lake,                No Opt. Call    AAA           18,591,034
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1999, 5.750%, 6/01/23

        6,090   Sherman, Illinois, Mortgage Revenue Bonds (Villa Vianney),                  10/09 at 102    AAA            6,108,940
                 GNMA Series 1999 Refunding, 6.450%, 10/01/29

------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 4.1%

        3,750   Fort Wayne International Airport, Air Trade Center Building                  1/08 at 101    Aaa            3,409,388
                 Corporation (Allen County, Indiana), First Mortgage Bonds,
                 Series 1998, 5.000%, 1/15/20 (Alternative Minimum Tax)

        5,000   Fort Wayne South Side School Building Corporation (Allen County,             1/04 at 102    AAA            5,324,000
                 Indiana), First Mortgage Bonds, Series 1994, 6.125%, 1/15/12
                 (Pre-refunded to 1/15/04)

        5,250   Indiana Bond Bank, State Revolving Fund Program Bonds, Series 1994A,         2/04 at 102    AAA            5,426,925
                 Guaranteed Revenue Bonds, 6.000%, 2/01/16

                Indiana Health Facility Financing Authority, Revenue Bonds,
                Series 1997 (Ancilla Systems Incorporated Obligated Group):
       15,380    5.250%, 7/01/17                                                             7/07 at 101    AAA           14,886,148
       13,735    5.250%, 7/01/22                                                             7/07 at 101    AAA           12,934,524

        4,980   Indiana Municipal Power Agency, Special Obligation Bonds, First             11/02 at 100    AAA            4,808,041
                 Crossover Series and Power Supply System Refunding Revenue Bonds,
                 1998 Series B, 5.300%, 1/01/16 (Pre-refunded to 11/26/02)

        5,730   Michigan City School Building Corporation, LaPorte and                      12/04 at 102    AAA            6,109,211
                 Porter Counties, Indiana, First Mortgage Bonds, Series 1994A,
                 6.125%, 12/15/09

------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.3%

        4,545   Iowa Finance Authority, Single Family Mortgage Revenue Bonds,               11/00 at 100    Aaa            4,550,772
                 1988 Issue B (GNMA Mortgage-Backed Securities Program),
                 8.250%, 5/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.3%

        5,790   Sedgwick County, Kansas, Unified School District No. 259 (Wichita),          9/10 at 100    AA             4,564,141
                 General Obligation Bonds, Series 2000, 3.500%, 9/01/17

------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.3%

       10,000   County of Carroll, Kentucky, Collateralized Pollution Control Revenue        9/02 at 102    A1            10,596,600
                 Bonds (Kentucky Utilities Company Project), 1992 Series A, 7.450%, 9/15/16



                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky (continued)

$       3,700   Louisville and Jefferson County Metropolitan Sewer District                  5/07 at 101    AAA         $  3,906,756
                 (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds,
                 Series 1997A, 6.250%, 5/15/26

        2,605   County of Trimble, Kentucky, Pollution Control Revenue Bonds,                9/02 at 102    AAA            2,721,574
                 1990 Series B (Louisville Gas and Electric Company Project),
                 6.550%, 11/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 4.7%

        2,785   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage         12/00 at 103    Aaa            2,871,725
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1988F,
                 7.875%, 12/01/21 (Alternative Minimum Tax)

        4,035   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage         10/07 at 102    Aaa            4,034,758
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1997B-1, 5.750%, 10/01/26

        3,535   Parish of Jefferson Home Mortgage Authority (Louisiana),                    12/00 at 103    Aaa            3,623,057
                 GNMA Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1989A, 7.875%, 12/01/21 (Alternative Minimum Tax)

       35,700   Louisiana Stadium and Exposition District, Hotel Occupancy Tax Bonds,        7/06 at 102    AAA           38,286,108
                  Series 1996, 5.750%, 7/01/26 (Pre-refunded to 7/01/06)

        5,630   New Orleans Housing Development Corporation, Multifamily Housing             6/03 at 100    AAA            5,836,452
                 Revenue Refunding Bonds, Series 1990A (Curran Place
                 Apartments/Fannie Mae Collateralized), 7.700%, 8/01/23

        6,500   City of Shreveport, State of Louisiana, Water and Sewer Revenue              6/03 at 103    AAA            6,759,090
                  Bonds, 1986 Series A, 5.950%, 12/01/14

------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.7%

        9,000   Maine State Housing Authority, Mortgage Purchase Bonds,                      2/04 at 102    AA             8,915,400
                  1994 Series A, 5.700%, 11/15/26

------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.2%

        7,475   Housing Opportunities Commission of Montgomery County,                       7/04 at 102    Aa2            7,609,475
                 Maryland, Multifamily Housing Revenue Bonds,
                 1994 Series A, 6.250%, 7/01/28

        7,090   City of Takoma Park, Maryland, Hospital Facilities Refunding and            No Opt. Call    AAA            8,013,756
                 Improvement Revenue Bonds (Washington Adventist Hospital),
                 Series 1995, 6.500%, 9/01/12

------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 2.8%

       14,375   Massachusetts Bay Transportation Authority, General Transportation           3/01 at 102    AAA           14,826,950
                  System Bonds, 1990 Series B, 7.875%, 3/01/21 (Pre-refunded to 3/01/01)

        2,280   Massachusetts Educational Financing Authority, Education                    12/10 at 101    AAA            2,363,220
                  Loan Revenue and Refunding Bonds, Issue G, Series 2000A,
                  5.700%, 12/01/11 (Alternative Minimum Tax)

          370   Massachusetts Municipal Wholesale Electric Company, Power Supply            No Opt. Call    BBB+             410,164
                 System Revenue Bonds, 1987 Series A, 8.750%, 7/01/18

                Massachusetts Development Finance Agency, Revenue Bonds,
                Northern Berkshire Community Services, Inc. Issue, 1999 Series A:
        1,000    6.250%, 8/15/19                                                             8/09 at 101    A              1,011,220
        3,725    6.250%, 8/15/25                                                             8/09 at 101    A              3,737,591

       10,100   Massachusetts Health and Educational Facilities Authority,                   7/02 at 102    AAA           10,535,411
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

        1,420   Massachusetts Health and Educational Facilities Authority,                   7/08 at 101    Aaa            1,199,474
                 Revenue Bonds, Southcoast Health System Obligated Group Issue,
                 Series A, 4.750%, 7/01/27

        2,840   Massachusetts Water Resources Authority, General Revenue                     3/03 at 100    AAA            2,647,562
                 Refunding Bonds, 1993 Series B, 5.000%, 3/01/22

------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 4.5%

       17,000   School District of the City of Birmingham, County of Oakland,               11/07 at 100    AAA           14,992,980
                 State of Michigan, School Building and Site Bonds,
                 Series 1998, 4.750%, 11/01/24

        9,500   City of Detroit, Michigan, Water Supply System Revenue                       7/07 at 101    AAA            8,878,130
                 (Senior Lien) Bonds, Series 1997-A, 5.000%, 7/01/21

        4,145   Grand Rapids Housing Corporation, Multifamily Revenue                        1/04 at 104    AAA            4,301,515
                 Refunding Bonds, Series 1992 (FHA-Insured Mortgage Loan - Section 8
                 Assisted Elderly Project), 7.375%, 7/15/41

        4,030   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage             8/08 at 100    AAA            3,776,916
                 Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Michigan (continued)

$      15,000   Michigan Public Power Agency, Belle River Project Refunding                  1/03 at 102    AAA         $ 14,658,900
                  Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

        3,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue                9/09 at 102    AAA            2,896,530
                  Bonds (The Detroit Edison Company Pollution Control Bonds
                  Project), Collateralized Series 1999A, 5.550%, 9/01/29
                  (Alternative Minimum Tax)

       10,000   Charter County of Wayne, Michigan, Detroit Metropolitan                     12/08 at 102    AAA            9,747,500
                 Wayne County Airport, Airport Revenue Bonds, Series 1998A,
                 5.375%, 12/01/16 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 3.5%

        6,355   The Dakota County Housing and Redevelopment Authority,                       4/04 at 102    AAA            6,544,824
                 Single Family Mortgage Revenue Bonds (Fannie Mae
                 Mortgage-Backed Securities Program), Series 1994A,
                 6.900%, 10/01/27 (Alternative Minimum Tax)

       23,250   The Housing and Redevelopment Authority of the City of                      11/15 at 103    AAA           27,386,408
                 St. Paul, Minnesota, Sales Tax Revenue Refunding Bonds
                 (Civic Center Project), Series 1996, 7.100%, 11/01/23

                Housing and Redevelopment Authority of the City of St. Paul,
                Minnesota, Single Family Mortgage Revenue Refunding Bonds
                (Middle Income Program, Phase II FNMA Mortgage-Backed Securities
                Program), Series 1995:
        1,675    6.400%, 3/01/21                                                             3/05 at 102    Aaa            1,740,945
        9,655    6.800%, 3/01/28                                                         3/05 at 102 3/5    Aaa           10,215,183

------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.8%

        9,750   Mississippi Business Finance Corporation, Pollution Control                 10/03 at 102    BBB-           8,976,338
                  Revenue Refunding Bonds (System Energy Resources, Inc. Project),
                  Series 1998, 5.875%, 4/01/22

          830   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds,          4/05 at 102    Aaa              844,251
                  Series 1995B, 6.550%, 4/01/21 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.3%

        4,400   Missouri Housing Development Commission, Single Family Mortgage             11/00 at 100    AAA            4,405,588
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1988 Series A, 8.300%, 5/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Montana - 0.8%

        5,000   Montana Board of Housing, Single Family Mortgage Bonds,                     12/09 at 100    AA+            5,166,100
                 2000 Series A2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        5,000   Montana Higher Education Student Assistance Corporation,                    12/08 at 101    A2             4,777,900
                 Student Loan Revenue Bonds, Subordinate Series 1998B,
                 5.500%, 12/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.9%

       10,505   State of Nevada, General Obligation Bonds (Limited Tax)                      5/06 at 101    AA***         11,284,996
                 (Nevada Municipal Bond Bank Project No. 52), Series 1996A, 6.000%,
                 5/15/21 (Pre-refunded to 5/15/06)

------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.8%

                New Hampshire Housing Finance Authority, Multifamily Housing
                Revenue Bonds, 1994 Issue Remarketing (Countryside Limited
                Partnership - Countryside Project):
        3,725    6.000%, 7/01/18 (Alternative Minimum Tax)                                   7/10 at 101    Aaa            3,761,989
        6,945    6.100%, 7/01/24 (Alternative Minimum Tax)                                   7/10 at 101    Aaa            7,013,617

------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.8%

        4,615   Higher Education Student Assistance Authority of the                         6/10 at 101    AAA            4,852,857
                  State of New Jersey, Student Loan Revenue Bonds,
                  2000 Series A, 6.000%, 6/01/13 (Alternative Minimum Tax)

        3,000   New Jersey Economic Development Authority, Transportation                    5/09 at 100    AAA            2,982,000
                 Project Sublease Revenue Bonds (New Jersey Transit
                 Corporation - Light Rail Transit System Projects), 1999 Series A,
                 5.250%, 5/01/17

        8,750   New Jersey Transportation Trust Fund Authority,                              6/07 at 102    AA             8,726,375
                 Transportation System Bonds, 1996 Series B, 5.250%, 6/15/16

                Township of West Deptford, County of Gloucester, New Jersey,
                General Obligation Bonds, Series 2000:
        3,150    5.500%, 9/01/21                                                             9/10 at 100    Aaa            3,160,427
        3,335    5.500%, 9/01/22                                                             9/10 at 100    Aaa            3,343,504



                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                New York - 12.9%

$      14,000   Long Island Power Authority, New York, Electric System                      No Opt. Call     AAA      $    3,672,900
                  General Revenue Bonds, Series 2000A, 0.000%, 6/01/24

            5   The City of New York, New York, General Obligation Bonds,                2/01 at 100 1/2    A                  5,071
                   Fiscal 1987 Series D, 8.500%, 8/01/08

                The City of New York, New York, General Obligation Bonds,
                Fiscal 1992 Series C:
        7,910    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                               8/02 at 101 1/2    AAA            8,331,128
           90    6.625%, 8/01/14                                                         8/02 at 101 1/2    AAA               94,310

       12,500   The City of New York, New York, General Obligation Bonds,                   No Opt. Call    A             13,740,625
                 Fiscal 1997 Series A, 7.000%, 8/01/05

       16,295   The City of New York, New York, General Obligation Bonds,                2/06 at 101 1/2    A             16,626,929
                  Fiscal 1996 Series F, 5.750%, 2/01/15

       20,650   New York City Municipal Water Finance Authority,                             6/06 at 101    AAA           20,835,024
                 Water and Sewer System Revenue Bonds, Fiscal 1996
                 Series B, 5.750%, 6/15/26

        4,875   New York City Municipal Water Finance Authority,                             6/06 at 101    AAA            4,814,355
                 Water and Sewer System Revenue Bonds, Fiscal 1997
                 Series A, 5.500%, 6/15/24

       10,000   New York City Municipal Water Finance Authority, Water and                   6/09 at 101    AA            10,076,400
                 Sewer System Revenue Bonds, Fiscal 2000 Series A, 5.750%, 6/15/30

        7,810   New York City Transitional Finance Authority,                                8/09 at 101    AA             7,906,297
                 Future Tax Secured Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

        2,250   Dormitory Authority of the State of New York, Lease Revenue Bonds            7/09 at 101    AAA            2,216,295
                 (State University Dormitory Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29

        4,000   Dormitory Authority of the State of New York, State University              11/00 at 100    A              4,001,480
                 Educational Facilities, Revenue Bonds, Series 1990B, 6.000%, 5/15/17

        1,500   Dormitory Authority of the State of New York, Revenue Bonds                  8/07 at 101    AAA            1,436,190
                  (St. Barnabas Hospital), Series 1997, 5.450%, 8/01/35

        2,070   Dormitory Authority of the State of New York, Insured Revenue                7/08 at 101    AAA            2,078,301
                 Bonds (853 Schools Program - 1998 Issue 1), Gateway-Longview, Inc.
                 Insured Revenue Bonds, Series 1998A, 5.500%, 7/01/18

        4,600   Dormitory Authority of the State of New York, Mental Health                  8/08 at 101    AAA            3,795,000
                 Services Facilities Improvement Revenue Bonds,
                 Series 1998F, 4.500%, 8/15/28

       12,125   Dormitory Authority of the State of New York, Mental Health                  2/09 at 101    AAA           10,903,043
                 Services Facilities Improvement Revenue Bonds,
                 Series 1999C, 4.750%, 8/15/19

       17,000   Dormitory Authority of the State of New York, City University                7/09 at 101    AAA           16,745,340
                 System Consolidated Third General Resolution Revenue Bonds,
                 1999 Series 1, 5.500%, 7/01/29

        3,000   Dormitory Authority of the State of New York, City University                1/08 at 102    AAA            2,913,750
                  System Consolidated Third General Resolution Revenue Bonds,
                  1997 Series 1, 5.375%, 7/01/24

        2,000   Dormitory Authority of the State of New York, Mental Health                  2/06 at 102    AAA            1,935,400
                 Services Facilities Improvement Revenue Bonds,
                 Series 1996B, 5.375%, 2/15/26

                Dormitory Authority of the State of New York, Marymount
                Manhattan College Insured Revenue Bonds, Series 1999:
        1,580    6.375%, 7/01/13                                                             7/09 at 101    AA             1,723,401
        9,235    6.125%, 7/01/21                                                             7/09 at 101    AA             9,649,836

        3,000   New York State Energy Research and Development Authority,                    9/08 at 102    AAA            3,052,650
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Project), Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax)

        4,000   New York State Medical Care Facilities Finance Agency,                       2/01 at 101    AA             4,086,360
                  St. Lukes-Roosevelt Hospital Center, FHA-Insured Mortgage
                  Revenue Bonds, 1989 Series A, 7.375%, 2/15/19

       14,750   New York State Medical Care Facilities Finance Agency,                       2/04 at 102    AAA           14,876,998
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.375%, 2/15/14

        3,400   Niagara Frontier Transportation Authority                                    4/09 at 101    AAA            3,361,784
                 (Buffalo-Niagara International Airport), Airport Revenue Bonds,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.4%

        5,000   North Carolina Municipal Power Agency Number 1,                              1/08 at 102    AAA            4,658,100
                 Catawba Electric Revenue Bonds, Series 1998A, 5.000%, 1/01/20

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 0.6%

$       7,500   North Dakota Housing Finance Agency, Housing Finance                         7/10 at 100    Aa3        $   7,786,275
                 Program Bonds (Home Mortgage Finance Program), 2000 Series A
                 Refunding, 6.500%, 1/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 3.2%

       19,500   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds              7/09 at 100    Aaa           19,273,410
                  (Fixed Rate), 1999 Series C (Mortgage-Backed Securities Program),
                   5.750%, 9/01/30 (Alternative Minimum Tax)

                Ohio Water Development Authority, State of Ohio,
                Solid Waste Disposal Revenue Bonds (Bay Shore
                Power Project), Convertible Series 1998B:
       15,500    5.875%, 9/01/20 (Alternative Minimum Tax)                                   9/08 at 102    N/R           12,399,225
        3,200    6.625%, 9/01/20 (Alternative Minimum Tax)                                   9/09 at 102    N/R            2,863,040
        8,800    6.625%, 9/01/20                                                             9/09 at 102    N/R            7,856,992

------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.9%

        2,750   State of Oregon, Housing and Community Services Department,                  1/10 at 100    Aa2            2,832,830
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 Series 2000F, 6.250%, 7/01/28 (Alternative Minimum Tax)

        9,150   Port of St. Helens Pollution Control (Portland General Electric),           No Opt. Call    A3             8,940,191
                  1985-B Variable Rate Demand Bonds, 4.800%, 6/01/10

------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.0%

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Guaranteed Water Revenue Bonds, Series of 1998:
        3,125    0.000%, 5/15/22                                                            No Opt. Call    AAA              920,125
        3,125    0.000%, 5/15/23                                                            No Opt. Call    AAA              865,531
        3,135    0.000%, 5/15/24                                                            No Opt. Call    AAA              819,113
        3,155    0.000%, 5/15/26                                                            No Opt. Call    AAA              733,664
        4,145    0.000%, 11/15/26                                                           No Opt. Call    AAA              936,729
        2,800    0.000%, 5/15/28                                                            No Opt. Call    AAA              579,740
        3,000    0.000%, 11/15/28                                                           No Opt. Call    AAA              603,300

        5,000   Carbon County Industrial Development Authority, Pennsylvania,               No Opt. Call    BBB-           5,089,750
                 Resource Recovery Revenue Refunding Bonds, 2000 Series
                 (Panther Creek Partners Project), 6.650%, 5/01/10
                 (Alternative Minimum Tax)

        3,000   Cumberland County Municipal Authority, Pennsylvania,                        11/04 at 102    BBB-           2,529,420
                 Carlisle Hospital and Health Services First Mortgage Revenue
                 and Refunding Bonds, Series 1994, 6.800%, 11/15/14

       11,000   Delaware County Authority (Pennsylvania), Health System Revenue             11/08 at 102    AAA            9,739,180
                  Bonds, Catholic Health East Issue,
                  Series 1998A, 4.875%, 11/15/18

        2,500   Pennsylvania Economic Development Finance Authority,                         1/04 at 102    BBB-           2,448,400
                  Resource Recovery Revenue Bonds, Senior Series 1994A
                  (Northampton Generating Project), 6.500%, 1/01/13
                  (Alternative Minimum Tax)

        1,000   Pennsylvania Economic Development Financing Authority,                       1/04 at 102    N/R              998,060
                 Resource Recovery Revenue Subordinate Bonds,Series 1994C
                 (Northampton Generating Project), 6.875%, 1/01/11
                 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.1%

        1,250   Puerto Rico Highway and Transportation Authority, Transportation             7/10 at 101    AAA             1,314,65
                  Revenue Bonds, Series B, 5.875%, 7/01/21

-----------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.2%

       10,055   Greenville Hospital System, Board of Trustees, Hospital Revenue              5/06 at 102    AAA            9,442,952
                  Bonds (South Carolina), Series 1996B, 5.250%, 5/01/23

        6,925   State of South Carolina, General Obligation State Capital                   10/09 at 101    AAA            6,137,281
                  Improvement Bonds, Series 1999A, 4.000%, 10/01/14

------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 2.7%

                The Health and Educational Facilities Board of the City of
                Johnson, Tennessee, Hospital Revenue Refunding and Improvement
                Bonds, Series 1998C (Johnson City Medical Center Hospital):
        2,260    5.125%, 7/01/25 (Pre-refunded to 7/01/23)                                   7/23 at 100    AAA            2,121,575
        1,740    5.125%, 7/01/25                                                             1/09 at 101    AAA            1,624,568

        1,700   Memphis-Shelby County Airport Authority (Tennessee),                         3/10 at 101    AAA            1,741,259
                 Airport Revenue Bonds, Series 1999D, 6.000%,
                 3/01/24 (Alternative Minimum Tax)

        6,975   The Health, Educational and Housing Facility Board of the City               1/03 at 103    AAA            7,154,327
                 of Memphis, Tennessee, Multifamily Mortgage Revenue Refunding
                 Bonds (Riverdale Plaza Apartments Project), Series 1993,
                 6.350%, 7/20/28

                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000
   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Tennessee (continued)

$       6,000   The Health and Educational Facilities Board of the Metropolitan             12/17 at 100    AAA          $ 6,406,620
                 Davidson County (Tennessee), Revenue Refunding and Improvement
                 Bonds (Meharry Medical College Project), Series 1996,
                 6.000%, 12/01/19

       15,000   Tennessee Housing Development Agency, Homeownership Program                  7/10 at 101    AA            15,604,800
                 Bonds, Issue 2000-1, 6.375%, 7/01/25 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                Texas - 5.3%

       11,800   City of Austin, Texas, Combined Utility Systems Revenue                     11/02 at 100    AAA           11,899,946
                 Refunding Bonds, Series 1992, 5.750%, 11/15/16

        4,000   Health Facilities Development Corporation, Bell County (Texas),              2/10 at 101    AAA            4,144,760
                  Hospital Revenue Bonds (Scott and White Memorial Hospital
                  and Scott, Sherwood and Brindley Foundation Project),
                  Series 2000A, 6.125%, 8/15/23

       18,690   International Airport Facilities Improvement Corporation,                   No Opt. Call    Baa1          18,874,097
                 Dallas-Ft. Worth, Texas, Revenue Refunding Bonds (American
                 Airlines), Series 2000B, 6.050%, 5/01/29 (Alternative Minimum
                 Tax)(Mandatory put 11/01/05)

        2,950   Fort Worth Housing Finance Corporation, Home Mortgage Revenue               10/01 at 103    Aa             3,066,260
                  Refunding Bonds, Series 1991A, 8.500%, 10/01/11

        1,500   Harris County Health Facilities Development Corporation (Texas),             7/09 at 101    AAA            1,397,400
                  Revenue Bonds (CHRISTUS Health), Series 1999A, 5.375%, 7/01/24

          475   Hidalgo County Housing Finance Corporation (Florida), Single                 4/04 at 102    Aaa              485,303
                 Family Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                 Series 1994A, 6.750%, 10/01/15 (Alternative Minimum Tax)

        3,885   Houston Independent School District Public Facility Corporation             No Opt. Call    AAA            1,331,817
                 (Harris County, Texas) Lease Revenue Bonds (Cesar E. Chavez
                 High School), Series 1998A, 0.000%, 9/15/19

                City of Houston, Texas, Water and Sewer System,
                Junior Lien Revenue Refunding Bonds, Series 1998A:
       28,500    0.000%, 12/01/24                                                           No Opt. Call    AAA            7,091,655
       49,015    0.000%, 12/01/27                                                           No Opt. Call    AAA           10,215,706

        1,690   City of Laredo, Texas (Webb County), Combination Tax and Sewer               2/08 at 100    AAA            1,487,555
                  System, Revenue Certificates ofObligation, Series 1998A,
                  4.500%, 2/15/18

                Leander Independent School District (Williamson and Travis
                Counties, Texas) Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
        4,930    0.000%, 8/15/20                                                        8/06 at 46 15/32    AAA            1,515,679
        3,705    0.000%, 8/15/22                                                         8/06 at 41 5/16    AAA              998,312

        1,825   The Lubbock Housing Finance Corporation (Texas), Single Family               6/07 at 102    AAA            1,853,452
                 Mortgage Revenue Refunding Bonds (GNMA Mortgage Backed
                 Securities Program), Series 1997A, 6.125%, 12/01/17

        6,050   City of San Antonio, Texas, Electric and Gas Systems Revenue                 2/09 at 100    Aa1            5,180,736
                 Refunding Bonds, New Series 1998A, 4.500%, 2/01/21

------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.7%

       13,000   Utah County, Utah, Hospital Revenue Bonds, Series 1997                       8/07 at 101    AAA           12,293,060
                 (IHC Health Services, Inc.), 5.250%,8/15/21

        1,100   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   1/10 at 100    AA             1,123,100
                 2000 Issue B (Federally Insured or Guaranteed Mortgage Loans),
                 6.250%, 7/01/22 (Alternative Minimum Tax)

        3,350   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   7/10 at 100    AA-            3,436,397
                 2000 Series D1, 6.050%, 7/01/14 (Alternative Minimum Tax)

        3,600   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   7/10 at 100    AA-            3,643,596
                 2000 Series E-1, Class III, 6.000%, 1/01/15
                 (Alternative Minimum Tax)

        1,400   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   7/10 at 100    AA             1,420,020
                 2000 Series E-1, Class II, 6.150%, 1/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.8%

        9,500   Vermont Housing Finance Agency, Single Family Housing Bonds,                11/04 at 102    A+             9,847,225
                 Series 5, 7.000%, 11/01/27 (Alternative Minimum Tax)

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.2%

$      16,000   Metropolitan Washington Airports Authority, Airport System                  10/04 at 100    AAA       $   15,553,600
                 Revenue Bonds, Series 1994A, 5.500%, 10/01/24
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Washington - 2.4%

       12,235   Public Utility District No. 1 of Chelan County, Washington,                 No Opt. Call    AAA            2,798,634
                 Columbia River-Rock Island Hydro-Electric System Revenue
                 Refunding Bonds, Series 1997A, 0.000%, 6/01/26

        1,815   Grant County Public Utility District 2, Wanapum Hydro-Electric               1/06 at 102    AAA            1,809,991
                 Revenue Bonds, Series 1997A, Master Lease Program,
                 5.625%, 1/01/26

        5,000   Washington State Housing Finance Commission, Nonprofit Housing               7/09 at 101    AA             4,958,950
                 Revenue Bonds (The Kline Galland Center Project), Series 1999,
                 6.000%, 7/01/29

       16,000   Washington Public Power Supply System, Nuclear Project No. 1                 7/03 at 102    AAA           16,197,600
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

        1,035   Washington Public Power Supply System, Nuclear Project No. 2                No Opt. Call    Aaa            1,086,367
                 Revenue Bonds, Series 1981A, 14.375%, 7/01/01

        4,000   Washington Public Power Supply System, Nuclear Project No. 3                 7/03 at 102    Aa1            4,016,040
                 Refunding Revenue Bonds, Series 1993B, 5.700%, 7/01/18

------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.2%

        2,105   West Virginia Housing Development Fund, Housing Finance Bonds,               5/02 at 102    AAA            2,156,404
                 1992 Series C, 7.200%, 11/01/18 (Alternative Minimum Tax)

          775   West Virginia Housing Development Fund, Housing Finance Bonds,               5/02 at 102    AAA              793,926
                  1992 Series B, 7.200%, 11/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.0%

        8,900   Wisconsin Health and Educational Facilities Authority,                       8/03 at 102    AAA            8,311,176
                 Revenue Bonds, Series 1993 (Aurora Health Care Obligated
                 Group), 5.250%, 8/15/23

       11,400   Wisconsin Health and Educational Facilities Authority, Revenue               2/10 at 101    AA            11,645,893
                 Bonds, Series 1999 (Marshfield Clinic), 6.250%, 2/15/29

        7,490   Wisconsin Health and Educational Facilities Authority, Revenue               7/08 at 103    N/R            6,302,760
                 Bonds, Series 1998, The Millennium Housing Foundation Inc.
                 Project, 6.100%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$   1,562,245   Total Investments (cost $1,237,841,559) - 96.7%                                                        1,261,089,228
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                      43,466,929
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,304,556,157
                ====================================================================================================================


                       *    Optional Call Provisions (not covered by the report
                            of independent auditors): Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings (not covered by the report of independent
                            auditors): Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing  sufficient U.S. Government or U.S.
                            Government  agency  securities  which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.
                    (DD)    Security purchased on a delayed delivery basis.
                    (WI)    Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            Nuveen Municipal Advantage Fund, Inc. (NMA)
                            Portfolio of
                                       INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.9%

$      15,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement                 2/09 at 101    AAA        $  14,254,800
                 Warrants, Series 1999-A, 5.375%, 2/01/36

        5,075   The Health Care Authority of Lauderdale County and the City                  7/09 at 101    AAA            4,738,731
                 of Florence, Alabama, Series 1999-A,Coffee Health Group,
                 5.250%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.4%

        3,700   Alaska Housing Finance Corporation, General Housing Purpose                 12/02 at 102    Aa2***         3,827,724
                 Bonds, 1992 Series A, 6.600%, 12/01/23
                 (Pre-refunded to 12/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

        5,000   Pollution Control Corporation, Public Service Company of New                 5/06 at 101    BBB-           4,591,650
                 Mexico, Maricopa County, Arizona, Pollution Control Revenue
                 Refunding Bonds (Remarketing), Series 1992A, 5.750%, 11/01/22

------------------------------------------------------------------------------------------------------------------------------------
                California - 6.3%

        5,000   California Health Facilities Financing Authority, Kaiser                    10/08 at 101    A              4,637,600
                 Permanente, Revenue Bonds, Series 1998B,5.000%, 10/01/18

        7,500   California Statewide Communities Development Authority,                      4/09 at 101    BBB            6,549,000
                 Certificates of Participation, The Internext Group,
                 5.375%, 4/01/30

        7,535   County of Contra Costa, California, 1989 Home Mortgage Revenue              No Opt. Call    AAA            9,550,010
                 Bonds (GNMA Mortgage-Backed Securities Program), 7.750%,
                 5/01/22 (Alternative Minimum Tax)

        1,750   City of Hope National Medical Center, City of Duarte,                        4/09 at 101    BBB+           1,519,980
                 California, Certificates of Participation, Series 1999A,
                 5.250%, 4/01/31

       14,490   Palm Desert Financing Authority, Tax Allocation Revenue Bonds                8/02 at 102    AAA           14,932,525
                 (Project Area No. 2), 1992 Series A, 6.125%, 8/01/22

        5,000   Community Redevelopment Agency of the City of Palmdale,                     No Opt. Call    AAA            6,230,000
                 California, Residential Mortgage Revenue Refunding Bonds,
                 Series 1991-B, 7.375%, 2/01/12

        5,000   Community Redevelopment Agency of the City of Palmdale,                     No Opt. Call    AAA            6,557,550
                 California, Single Family Mortgage Revenue Bonds, Series 1986A
                 Restructured, 8.000%, 3/01/16 (Alternative Minimum Tax)

        9,315   City of Perris, California, Single Family Mortgage Revenue Bonds            No Opt. Call    AAA           11,823,343
                 (GNMA Mortgage-Backed Securities), 1989 Series A, 7.600%,
                 1/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 0.8%

        9,000   Colorado Health Facilities Authority, Revenue Bonds, 1994                    7/06 at 102    A              8,231,490
                 Series A, Kaiser Permanente (Remarketed), 5.350%, 11/01/16

------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 1.4%

        7,880   City of Bridgeport, Connecticut, General Obligation Bonds,                   7/10 at 101    AAA            8,356,425
                 2000 Series A, 6.000%, 7/15/17

        5,000   Connecticut Housing Finance Authority, Housing Mortgage Finance             11/09 at 100    AA             4,999,850
                 Program Bonds, 2000 Series B-2, 5.750%, 11/15/21
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.3%

        6,585   District of Columbia Housing Finance Agency, Collateralized                 12/04 at 103    AAA            6,676,136
                 Single Family Mortgage Revenue Bonds, Series 1988F-1,
                 6.375%, 6/01/26 (Alternative Minimum Tax)

        6,260   District of Columbia Housing Finance Agency, Single Family                   6/07 at 102    AAA            6,272,144
                 Revenue Bonds, Series 1997-B, 5.900%, 12/01/28
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.1%

       10,990   City of Tampa, Florida, Allegany Health System Revenue Bonds,               12/03 at 102    AAA           10,392,584
                 St. Mary's Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23

------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 1.1%

       10,250   Georgia Housing and Finance Authority, Single Family Mortgage                3/10 at 100    AAA           10,669,225
                 Bonds, 2000 Series A2, 6.450%, 12/01/30 (Alternative Minimum Tax)

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 0.4%

$       3,740   Housing Finance and Development Corporation (State of Hawaii),               7/07 at 102    Aaa          $ 3,676,420
                 Single Family Mortgage Purchase Revenue Bonds, 1997 Series A,
                 5.750%, 7/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 5.9%

        5,865   City of Chicago (Illinois), General Obligation Bonds                         7/10 at 101    AAA            6,399,888
                 (Neighborhoods Alive 21 Program), Series 2000A, 6.500%, 1/01/35

        4,000   Chicago School Reform Board of Trustees of the Board of                     12/07 at 102    AAA            4,066,240
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues), Series 1997,
                 5.750%, 12/01/20

       12,500   Chicago School Reform Board of Trustees of the Board of                     12/07 at 102    AAA           11,770,500
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1997A, 5.250%, 12/01/27

        5,000   City of Chicago (Illinois), Second Lien Wastewater Transmission              1/08 at 102    AAA            4,700,450
                 Revenue Bonds, Series 1997, 5.250%, 1/01/28

       10,115   Illinois Health Facilities Authority, Revenue Refunding Bonds,              11/06 at 102    AAA           10,545,596
                 Series 1996A (Rush/Presbyterian - St. Lukes Medical Center
                 Obligated Group), 6.250%, 11/15/20

        6,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,               2/07 at 102    A-             5,392,140
                 Series 1996B (Sarah Bush Lincoln Health Center),
                 5.750%, 2/15/22

       12,455   Metropolitan Pier and Exposition Authority (Illinois), McCormick            12/09 at 101    AAA           12,249,991
                 Place Expansion Project Bonds, Series 1999A, 5.500%, 12/15/24

        2,500   Regional Transportation Authority, Cook, DuPage, Kane, Lake,                No Opt. Call    AAA            3,009,600
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20

------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.6%

        7,425   Fort Wayne International Airport Building Corporation, Indiana,              1/04 at 101    Aa             7,532,217
                 Airport Improvement Bonds, Series 1994, 5.900%, 1/01/14
                 (Alternative Minimum Tax)

        9,000   Indiana Health Facility Financing Authority, Hospital Revenue                5/06 at 102    AAA            8,989,740
                 Refunding and Improvement Bonds, Series 1995
                 (Community Hospitals Projects), 5.700%, 5/15/22

        6,075   LaGrange County Jail Building Corporation, Indiana, First                   10/09 at 101    A3             5,808,611
                 Mortgage Jail Bonds, Series 1998, 5.400%, 10/01/21

        3,215   Mooresville Consolidated School Building Corporation, First                  1/04 at 102    A***           3,442,461
                 Mortgage Bonds, Series 1994B (Morgan County, Indiana),
                 6.400%, 7/15/15 (Pre-refunded to 1/15/04)

------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.7%

        3,885   Iowa Finance Authority, Single Family Mortgage Bonds,                        1/05 at 102    AAA            3,953,609
                1995 Series C, 6.450%, 1/01/24

        3,500   City of Marshalltown, Iowa, Pollution Control Revenue Refunding             11/03 at 102    AAA            3,391,290
                 Bonds (Iowa Electric Light and Power Company Project),
                 Series 1993, 5.500%, 11/01/23

------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.3%

        2,585   Sedgwick County, Kansas and Shawnee County, Kansas, Single                  No Opt. Call    Aaa            2,545,863
                 Family Mortgage Revenue Bonds (Mortgaged-Backed Securities
                 Program), 1997 Series A-1, 5.100%, 12/01/14 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 2.5%

        7,500   City of Ashland, Kentucky, Pollution Control Revenue Refunding              No Opt. Call    Baa2           7,531,425
                 Bonds (Ashland Inc. Project), Series 1999, 5.700%, 11/01/09

        5,500   Louisville and Jefferson County Metropolitan Sewer District                  5/07 at 101    AAA            5,258,165
                 (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                 Bonds, Series 1997A, 5.250%, 5/15/27

       12,750   Louisville and Jefferson County Metropolitan Sewer District                 11/07 at 101    AAA           12,114,540
                 (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                 Bonds, Series 1997B, 5.200%, 5/15/25

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.3%

       13,500   Parish of De Soto, State of Louisiana, Pollution Control                     9/09 at 102    AAA           13,715,055
                 Revenue Refunding Bonds (Cleco Utility Group Inc. Project),
                 Series 1999, 5.875%, 9/01/29

        3,235   Parish of Jefferson, State of Louisiana, Home Mortgage                      No Opt. Call    AAA            3,249,493
                 Authority, Tax-Exempt Agency Mortgage-Backed Securities,
                 Series 1995A, 5.900%, 12/01/16 (Alternative Minimum Tax)

        2,970   Louisiana Stadium and Exposition District, Hotel Occupancy                   7/09 at 102    AAA            2,687,909
                 Tax Refunding Bonds, Series 1998B, 5.000%, 7/01/26

       10,000   Louisiana Public Facilities Authority, Extended Care Facilities             No Opt. Call    BBB           12,614,300
                 Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                 11.000%, 2/01/14

                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000


   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 3.3%

$       7,000   Massachusetts Health and Educational Facilities Authority,                   1/09 at 101         AAA     $ 6,153,980
                 Revenue Bonds, Brandeis University Issue, Series I,
                 5.000%, 7/01/28

       10,300   Massachusetts Industrial Finance Agency, Resource Recovery                   7/01 at 103         N/R      10,798,417
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

       10,430   Massachusetts Housing Finance Agency, Single Family Housing                 12/09 at 100         AAA      10,704,518
                 Revenue Bonds, Series 77, 5.950%, 6/01/25
                 (Alternative Minimum Tax)

        5,300   Massachusetts State Housing Finance Agency, Single Family                   12/09 at 100         AAA       5,318,126
                 Housing Revenue Bonds, Series 79, 5.950%, 12/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 0.3%

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue                  8/08 at 101        BBB-       2,840,880
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.5%

        3,200   Minneapolis Community Development Agency, Limited Tax Supported             12/00 at 100          A-       3,208,800
                 Development Revenue Bonds, Common Bond Fund, Series 1988-1,
                 8.750%, 12/01/17 (Alternative Minimum Tax)

        2,340   Minneapolis Community Development Agency, Limited Tax Supported             12/00 at 101          A-       2,366,816
                 Development Revenue Bonds, Common Bond Fund, Series 1989-1,
                 8.250%, 6/01/19 (Alternative Minimum Tax)

        9,155   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,              7/09 at 100         AA+       9,287,564
                 2000 Series C, 5.550%, 7/01/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.4%

        5,110   Coahoma-Clarksdale Housing Development Corporation, 1990                     8/03 at 100          AAA      5,295,494
                 Multifamily Mortgage Revenue Refunding Bonds (Gooden Estates
                 and McLaurin Arms Project), Series B, 8.000%, 8/01/24

        1,555   Greenwood-Leflore Housing Development Corporation, 1990                      2/01 at 100           AA-     1,561,733
                 Multifamily Mortgage Revenue Refunding Bonds (Ivory Apartment
                 Project), Series D, 7.950%, 2/01/22

        2,565   Greenwood-Leflore Housing Development Corporation, 1990                      8/01 at 100           AA-     2,594,754
                 Multifamily Mortgage Revenue Refunding Bonds (Bishop Apartment
                 Project), Series B, 7.950%, 8/01/22

        2,605   Greenwood-Leflore Housing Development Corporation, 1990                      6/02 at 100           AA-     2,667,807
                 Multifamily Mortgage Revenue Refunding Bonds (Jones Apartment
                 Projects), Series C, 7.950%, 8/01/22

        1,635   Greenwood-Leflore Housing Development Corporation, 1990                      3/02 at 100           AA-     1,668,354
                 Multifamily Mortgage Revenue Refunding Bonds (McNeace Apartment
                  Projects), Series A, 7.950%, 8/01/22

------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.3%

        2,500   Missouri Housing Development Commission, Single Family Mortgage              9/09 at 102           AAA     2,774,475
                 Revenue Bonds (Homeownership Loan Program), 2000 Series A-1,
                 7.500%, 3/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Montana - 2.4%

       15,585   Montana Board of Housing, Single Family Program Bonds, 1995                 12/05 at 102         AA+      16,011,717
                 Series B (Federally Insured or Guaranteed Mortgage Loan),
                 6.400%, 12/01/27 (Alternative Minimum Tax)

        7,280   Montana Board of Housing, Single Family Program Bonds,                   6/07 at 101 1/2         AA+       7,385,560
                 1997 Series A, 6.050%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.5%

        7,310   Clark County, Nevada, General Obligation Limited Tax Bond Bank               7/10 at 101          AA       7,312,120
                 Bonds, Series 2000 (Additionally Secured by Pledged Revenues),
                 5.500%, 7/01/19

        7,500   Clark County, Nevada, Airport System Subordinate Lien Revenue                7/10 at 101         AAA       7,795,875
                Bonds, Series 1999A, 6.000%, 7/01/29

        5,000   Las Vegas Convention and Visitors Authority, Nevada, Revenue                 7/09 at 101         AAA       5,234,300
                Bonds, Series 1999, 5.500%, 7/01/10

        4,455   Nevada Housing Division, Single Family Mortgage Bonds (Senior),              4/07 at 102         Aaa       4,321,439
                  1997 Series C-2, 5.750%, 4/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.8%

        2,940   Business Finance Authority of the State of New Hampshire, Water             12/04 at 102         AAA       3,071,830
                 Facility Revenue Bonds (Pennichuck Water Works, Inc. -
                 1994 Issue), Series A, 6.350%, 12/01/19

        1,860   Business Finance Authority of the State of New Hampshire, Water             12/04 at 102         AAA       1,954,302
                 Facility Revenue Bonds (Pennichuck Water Works, Inc.) Series B,
                 6.450%, 12/01/16 (Alternative Minimum Tax)

        3,100   New Hampshire Housing Finance Authority, Single Family                       1/01 at 101         Aa3       3,135,588
                 Residential Mortgage Bonds, 1989 Series A, 7.900%, 7/01/22
                 Alternative Minimum Tax)

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.7%

$       7,500   City of Farmington, New Mexico, Pollution Control Revenue                    4/06 at 101        Baa3     $ 6,867,975
                 Refunding Bonds, Series 1997B (Public Service Company of
                 New Mexico - San Juan Project), 5.800%, 4/01/22

------------------------------------------------------------------------------------------------------------------------------------
                New York - 11.7%

        4,500   Long Island Power Authority, New York, Electric System General              No Opt. Call         AAA       4,721,130
                 Revenue Bonds, Series 1998A,5.500%, 12/01/06

                County of Nassau, New York, Serial General Improvement Bonds,
                General Obligations, Series F:
        3,980    7.000%, 3/01/11                                                             3/10 at 100         AAA       4,607,805
        4,070    7.000%, 3/01/12                                                             3/10 at 100         AAA       4,695,478
        3,925    7.000%, 3/01/15                                                             3/10 at 100         AAA       4,480,819

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series G:
           95    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                                10/07 at 101        A***         103,619
        9,905    6.000%, 10/15/26                                                           10/07 at 101           A      10,184,222

        5,685   The City of New York, New York, General Obligation Bonds,                    4/09 at 101           A       5,248,904
                 Fiscal 1999 Series I, 5.000%, 4/15/20

          580   The City of New York, New York, General Obligation Bonds,                   No Opt. Call        A***         651,375
                 Fiscal 2000 Series B, 9.500%, 6/01/03

        7,420   The City of New York, New York, General Obligation Bonds,                   No Opt. Call           A       8,296,525
                 Fiscal 2000 Series B, 9.500%, 6/01/03

        7,435   The City of New York, New York, General Obligation Bonds,                    5/10 at 101           A       7,538,123
                 Fiscal 2000 Series E, 5.750%, 5/15/20

        9,750   New York City Municipal Water Finance Authority, Water and Sewer             6/09 at 101         AAA       9,849,743
                 System Revenue Bonds, Fiscal 2000  Series A, 5.750%, 6/15/31

        5,000   New York City Municipal Water Finance Authority, Water and Sewer             6/07 at 101         AAA       5,034,850
                 System Revenue Bonds, Fiscal 1997 Series B, 5.750%, 6/15/29

       10,000   New York City Transitional Finance Authority, Future Tax Secured             5/10 at 101          AA      10,435,800
                 Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29

        8,850   New York City Industrial Development Agency, Special Facility               12/08 at 102          A2       7,601,973
                 Revenue Bonds, Series 1998 (1998 British Airways PLC Project),
                 5.250%, 12/01/32 (Alternative Minimum Tax)

        7,360   Dormitory Authority of the State of New York, Mental Health                  2/07 at 102           A       7,332,842
                 Services Facilities Improvement Revenue Bonds, Series 1997B,
                 5.625%, 2/15/21

        3,655   Dormitory Authority of the State of New York, State University               5/08 at 101           A       3,364,939
                 Educational Facilities Revenue Bonds, Series 1997,
                 5.125%, 5/15/27

        2,020   New York State Housing Finance Agency, Health Facilities Revenue            11/00 at 102           A       2,055,229
                 Bonds (New York City), 1990 Series A Refunding,
                 8.000%, 11/01/08

        5,000   New York State Urban Development Corporation, Correctional                   1/09 at 101         AAA       5,194,100
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        5,000   Suffolk County Industrial Development Agency, Solid Waste                   No Opt. Call         AAA       5,411,000
                 Disposal Facility Revenue Bonds (Ogden Martin Systems of
                 Huntington - Limited Partnership Resource Recovery Facility)
                 Series 1999, 5.950%, 10/01/09 (Alternative Minimum Tax)

        8,500   Triborough Bridge and Tunnel Authority (New York), General                   1/11 at 100         AAA       9,756,725
                 Purpose Revenue Bonds, Series X, 6.625%, 1/01/12

-----------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 3.8%

       12,715   North Carolina Eastern Municipal Power Agency, Power System                  1/03 at 100         AAA      12,722,883
                 Revenue Bonds, Refunding Series 1993B,5.500%, 1/01/17

       10,970   North Carolina Housing Finance Agency, Home Ownership Revenue                7/09 at 100          AA      11,226,479
                 Bonds, Series 7-A (1998 Trust Agreement), 6.250%, 1/01/29
                 (Alternative Minimum Tax)

       12,920   North Carolina Housing Finance Agency, Home Ownership Revenue                1/10 at 100          AA      13,277,884
                 Bonds, Series 8-A (1998 Trust Agreement), 5.950%, 1/01/27
                 (Alternative Minimum Tax)

                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 4.4%

$       6,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds (University                 7/09 at 101         AAA     $ 5,837,160
                 Hospitals Health System, Inc.), 5.500%, 1/15/30

        5,000   County of Montgomery, Ohio, Hospital Facilities Revenue Bonds,               4/10 at 101        BBB+       5,024,450
                 Series 1999 (Kettering Medical Center Network Obligated Group),
                 6.750%, 4/01/18

       10,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,             8/10 at 100         Aaa      10,108,400
                 2000 Series D, Mortgage-Backed Securities Program,
                 5.450%, 9/01/31 (Alternative Minimum Tax)

       13,000   Ohio Air Quality Development Authority, State of Ohio,                      12/04 at 100        Baa3      13,201,890
                 Pollution Control Revenue Refunding Bonds, Series 1999-C
                 (Ohio Edison Company Project), 5.800%, 6/01/16
                 (Optional put 12/01/04)

        9,000   State of Ohio, Turnpike Revenue Bonds, Issued by the Ohio                   No Opt. Call         AAA       9,087,840
                 Turnpike Commission, 1998 Series A, 5.500%, 2/15/24

-----------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 3.1%

       10,480   Central Oklahoma Transportation and Parking Authority (Oklahoma              7/06 at 100         AAA      10,352,563
                 City), Parking System Revenue and Refunding Bonds, Series 1996,
                 5.250%, 7/01/16

          750   Cleveland County Home Loan Authority (Oklahoma), Single Family               8/01 at 102          A1         772,695
                 Mortgage Revenue Refunding Bonds, Series 1992, 8.375%, 2/01/12

        5,000   Oklahoma Industries Authority, Health System Revenue and                     8/09 at 101         AAA       4,982,050
                 Refunding Bonds (Obligated Group Consisting of INTEGRIS Baptist
                 Medical Center, Inc., INTEGRIS South Oklahoma City Hospital
                 Corporation and INTEGRIS Rural Health, Inc.), Revenue
                 Refunding Bonds, Series 1999A, 5.750%, 8/15/29

       13,615   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,                6/01 at 102        Baa1      13,982,605
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.4%

        3,000   Pennsylvania Economic Development Finance Authority, Solid Waste             6/09 at 102        Baa1       2,534,70
                 Disposal Revenue Bonds (USG Corporation Project), Series 1999,
                 6.000%, 6/01/31 (Alternative Minimum Tax)

        3,500   Pennsylvania Housing Finance Agency, Rental Housing                          7/03 at 102         AAA       3,501,08
                 Refunding Bonds, Issue 1993, 5.800%, 7/01/18

        6,000   City of Philadelphia, Pennsylvania, Water and Wastewater                     6/03 at 100         AAA       5,782,26
                 Revenue Bonds, Series 1993, 5.000%, 6/15/16

        4,515   Venango Housing Corporation, Multifamily Mortgage Revenue                    2/03 at 100         AAA       4,634,96
                 Refunding Bonds (FHA-Insured Mortgage/Evergreen Arbors
                 Project), 1990 Series A, 8.000%, 2/01/24

        6,750   Washington County Authority, Pennsylvania, Capital Funding                  No Opt. Call         AAA       7,325,70
                 Revenue Bonds (Capital Projects and Equipment Acquisition
                 Program), Series of 1999, 6.150%, 12/01/29

-----------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 2.3%

        6,000   Rhode Island Convention Center Authority, Refunding Revenue                  5/04 at 102         AAA       5,524,14
                 Bonds, 1993 Series C, 5.000%, 5/15/23

                The Housing Authority of the City of Providence, Rhode Island,
                Multifamily Mortgage Revenue Bonds (FHA Insured Mortgage Loan -
                Cathedral Square Apartments II Project), 1992 Series:
          435    7.375%, 4/01/10 (Alternative Minimum Tax)                                   4/02 at 105         AAA         462,67
        1,060    7.400%, 4/01/20 (Alternative Minimum Tax)                                   4/02 at 105         AAA       1,128,23
        3,050    7.500%, 10/01/32 (Alternative Minimum Tax)                                  4/02 at 105         AAA       3,254,74

          180   Rhode Island Housing and Mortgage Finance Corporation,                       4/01 at 101         AA+         183,85
                 Homeownership Opportunity Bonds, Series 2, 7.750%, 4/01/22

       12,250   Rhode Island Health and Educational Building Corporation,                    5/07 at 102         AAA      12,243,38
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group
                 Issue, Series 1996, 5.500%, 5/15/16

-----------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.6%

        5,000   Piedmont Municipal Power Agency (South Carolina), Electric                   1/09 at 101        BBB-       4,233,20
                 Revenue Bonds, 1999A Refunding Series, 5.250%, 1/01/21

        1,900   South Carolina Public Service Authority, Revenue Bonds,                      1/03 at 102         AAA       1,725,58
                 1993 Refunding Series C, 5.000%, 1/01/25

-----------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 1.8%

       14,385   The Health and Educational Facilities Board of the Metropolitan             11/09 at 101         AAA      14,515,90
                 Government of Nashville and Davidson County, Tennessee,
                 Revenue Bonds (Ascension Health Credit Group), Series 1999A,
                 5.875%, 11/15/28

        3,210   Tennessee Housing Development Agency, Mortgage Finance Program               7/04 at 102          AA       3,323,37
                 Bonds, 1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 7.9%

$       5,000   Brazos River Authority (Texas), Pollution Control Revenue                    5/08 at 102         AAA     $ 4,773,20
                 Refunding Bonds (Texas Utilities Electric Company Project),
                 Series 1998A, 5.550%, 5/01/33 (Alternative Minimum Tax)

        5,000   Brazos River Authority (Texas), Pollution Control Revenue                    4/08 at 102         AAA       4,791,90
                 Refunding Bonds (Texas Utilities Electric Company Project),
                 Series 1995C, 5.550%, 6/01/30 (Alternative Minimum Tax)

        6,000   Brazos River Authority (Texas), Revenue Refunding Bonds                     No Opt. Call         AAA       5,469,48
                 (Houston Lighting and Power Company Project), Series 1998,
                 5.050%, 11/01/18 (Alternative Minimum Tax)

        4,925   The Cameron County Housing Finance Corporation, Single Family                9/02 at 103         AAA       5,029,90
                 Mortgage Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1992, 6.750%, 3/01/26

        3,000   El Paso Housing Finance Corporation, Multifamily Housing Revenue             1/01 at 102         AAA       3,086,13
                 Refunding Bonds (Las Flores Development Company Project),
                 Series 1990A, 7.500%, 3/20/25

        8,400   Gulf Coast Waste Disposal Authority (Texas), Waste Disposal                  4/09 at 101        BBB-       7,178,22
                 Revenue Bonds (Valero Energy Corporation Project), Series 1999,
                 5.700%, 4/01/32 (Alternative Minimum Tax)

        4,000   Harris County Health Facilities Development Corporation (Texas),            10/09 at 101          AA       3,620,64
                 Hospital Revenue Bonds (Texas Children's Hospital Project),
                 Series 1999A, 5.250%, 10/01/29

       10,000   Harris County Health Facilities Development Corporation, Special             5/06 at 102         AAA      10,261,80
                 Facilities Revenue Bonds (Texas Medical Center Project),
                 Series 1996, 5.900%, 5/15/16

        4,500   City of Houston, Texas, Airport System Subordinate Lien Revenue              7/08 at 100         AAA       3,990,10
                 Bonds, Series 1998B, 5.000%, 7/01/25 (Alternative Minimum Tax)

                City of Houston, Texas, Water Conveyance System Contract,
                Certificates of Participation, Series 1993 A-J:
        5,490    6.800%, 12/15/10                                                           No Opt. Call         AAA       6,288,24
        2,000    6.800%, 12/15/11                                                           No Opt. Call         AAA       2,291,42

        8,805   Matagorda County Navigation District Number One (Texas), Revenue             5/09 at 101        Baa1       8,007,44
                 Refunding Bonds (Reliant Energy, Inc. Project), Series 1999B,
                 5.950%, 5/01/30

        4,000   State of Texas, General Obligation Water Financial Assistance                8/09 at 100         Aa1       3,918,88
                 Bonds, Series 1999C (State Participation Program),
                 5.500%, 8/01/35

        6,500   Travis County (Texas), Health Facilities Development                        11/00 at 101         AAA       6,553,75
                 Corporation, Revenue Bonds (Ascension Health Credit Group),
                 Series 1999A, 5.875%, 11/15/24

                The Wood Glen Housing Finance Corporation (Texas), Mortgage
                Revenue Refunding Bonds, Series 1990C (FHA-Insured Mortgage Loan
                - Section 8 Assisted Copperwood II Project):
        1,050    7.625%, 1/01/10                                                             1/01 at 102         AAA       1,082,80
        1,250    7.650%, 7/01/23                                                             1/01 at 102         AAA       1,291,12

-----------------------------------------------------------------------------------------------------------------------------------
                Virgin Islands - 0.6%

        6,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin              No Opt. Call        BBB-       6,127,74
                 Islands Gross Receipts Tax LoanNote), Series 1999A,
                 5.625%, 10/01/10

-----------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.8%

        8,130   Capital Region Airport Commission, Richmond, Virginia,                       7/05 at 102         AAA       8,169,67
                 International Airport Projects, Airport Revenue Bonds,
                 Series 1995A, 5.625%, 7/01/20

-----------------------------------------------------------------------------------------------------------------------------------
                Washington - 8.2%

       10,730   Sumner School District No. 320, Pierce County, Washington,                  12/10 at 100         Aaa      11,565,54
                 Unlimited Tax General Obligation Bonds, Series 2000,
                 6.250%, 12/01/17

        5,315   Port of Seattle, Washington, Revenue Bonds, Series 2000B,                   No Opt. Call         AAA       5,669,82
                 6.000%, 2/01/10 (Alternative Minimum Tax)

       19,295   Port of Seattle, Washington, Special Facility Revenue Bonds                  3/10 at 101         AAA      20,007,56
                 (Terminal 18 Project), Series 1999A, 6.000%, 9/01/29

        5,000   Port of Seattle, Washington, Special Facility Revenue Bonds                  3/10 at 101         AAA       5,121,35
                 (Terminal 18 Project), Series 1999C, 6.000%, 9/01/20
                 (Alternative Minimum Tax)

        5,250   Everett School District No. 2, Snohomish County, Washington,                12/03 at 102         AAA       5,601,06
                 Unlimited Tax General Obligation Bonds, Series 1993,
                 6.200%, 12/01/12 (Pre-refunded to 12/01/03)

        2,500   City of Walla Walla, Washington, Water and Wastewater Revenue                8/07 at 100         AAA       2,378,550
                 Bonds, Series 1997, 5.000%, 8/01/17

        7,195   State of Washington, Various Purpose General Obligation Bonds,               3/01 at 100      AA+***       7,233,637
                 Series 1991A, 6.000%, 3/01/16 (Pre-refunded to 3/01/01)

                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)

$       9,000   Washington Health Care Facilities Authority, Revenue Bonds,                  10/08 at 101      Aaa    $    7,917,480
                 Series 1998 (Children's Hospital and
                 Regional Medical Center), 5.000%, 10/01/28

        5,000   Washington Health Care Facilities Authority, Revenue Bonds,                  12/09 at 101      AAA         4,834,200
                 Series 1999 (Providence Services), 5.375%, 12/01/19

        3,000   Washington Public Power Supply System, Nuclear Project                        7/03 at 102      Aa1         3,063,000
                 No. 1 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13

        8,750   Washington Public Power Supply System, Nuclear Project No. 3,                 7/08 at 102      Aa1         8,203,825
                  Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18

------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 3.7%

        3,000   Housing Authority of the City of Milwaukee, Wisconsin,                   12/00 at 101 1/2       Aa         3,063,390
                 Multifamily Housing Refunding Revenue Bonds, Series 1990
                 (FHA-Insured Mortgage Loan - The Blatz Apartments Project),
                 7.500%, 12/01/28

        3,000   Southeast Wisconsin Professional Baseball Park District,                     No Opt. Call      AAA         3,029,940
                 Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19

        4,995   Wisconsin Housing and Economic Development Authority,                         3/10 at 100       AA         5,097,595
                 Home Ownership Revenue Bonds, 2000 Series B, 5.750%,
                 3/01/22 (Alternative Minimum Tax)

                Wisconsin Health and Educational Facilities Authority,
                Revenue Bonds, Series 1996 (Aurora Medical Group, Inc. Project):
       10,000    5.600%, 11/15/16                                                             5/06 at 102      AAA        10,071,200
       15,000    5.750%, 11/15/25                                                             5/06 at 102      AAA        14,950,200
------------------------------------------------------------------------------------------------------------------------------------
$     928,365   Total Investments (cost $914,903,758) - 95.0%                                                            937,045,441
=============-----------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 1.3%

        4,400   County of Delta, Michigan, 1985 Series D                                                       P-1         4,400,000
                 (Mead-Escanba Paper Company Project), Variable Rate
                 Demand Bonds, 4.600%, 12/01/23+
        4,300   Illinois Health Facilities Authority, Series 1998                                           VMIG-1         4,300,000
                 (The University of Chicago Hospital and Health System),
                 Variable Rate Demand Bonds, 4.600%, 8/01/26+

        4,300   Louisiana Offshore Terminal Authority (LOOP Inc. Project),                                  VMIG-1         4,300,000
                  First Stage Series 1992A, Variable Rate Demand Bonds, 4.600%, 9/01/08+
------------------------------------------------------------------------------------------------------------------------------------

$      13,000   Total Short-Term Investments (cost $13,000,000)                                                           13,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.7%                                                                      36,053,360
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 986,098,801
                ====================================================================================================================


                       *    Optional Call Provisions (not covered by the report
                            of independent auditors): Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings (not covered by the report of independent
                            auditors): Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest.
                            Securities are normally considered to be equivalent
                            to AAA rated securities.
                     N/R    Investment is not rated.
                       +    Security has a maturity of more than one year, but
                            has variable rate and demand features which qualify
                            it as a short-term security. The rate disclosed is
                            that currently in effect. This rate changes
                            periodically based on market conditions or a
                            specified market index.

                                 See accompanying notes to financial statements.


                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
                            Portfolio of
                                       INVESTMENTS October 31, 2000


   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

$       3,225   The Industrial Development Authority of the County of Maricopa,            7/10 at 102      Baa3         $ 3,243,995
                 Education Revenue Bonds (Arizona Charter Schools Project I),
                 Series 2000A, 6.750%, 7/01/29

        2,150   The Industrial Development Authority of the County of Pima,          5/07 at 105 17/20       AAA           2,336,577
                 Single Family Mortgage Revenue Bonds, Series 1997A,
                 7.100%, 11/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.8%

        5,000   Arkansas Development Finance Authority, Hospital Revenue Bonds             2/10 at 100      BBB-           5,026,600
                 (Washington Regional Medical Center), Series 2000, 7.000%, 2/01/15

        4,000   Baxter County, Arkansas, Hospital Revenue Improvement Bonds,               9/09 at 100      BBB            3,371,120
                 Series 1999B (Baxter County Regional Hospital), 5.600%, 9/01/21


------------------------------------------------------------------------------------------------------------------------------------
                California - 5.7%

        8,745   Bell Community Redevelopment Agency, Bell Redevelopment Area,             11/03 at 102      AAA            9,204,637
                 Tax Allocation Refunding Bonds, Series 1994, 6.350%, 11/01/23

        6,810   California Health Facilities Financing Authority,                          5/03 at 102        A            6,564,636
                 Kaiser Permanente, Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        2,500   The Community Redevelopment Agency of the City of Los Angeles              1/01 at 100      BBB***         2,513,450
                 (California), Central Business District Redevelopment Project,
                 Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

        6,000   Department of Water and Power of the City of Los Angeles                  10/03 at 102      Aa3            5,368,380
                 (California), Electric Plant Revenue Bonds,
                  Second Issue of 1993, 4.750%, 10/15/20

       12,080   Department of Water and Power of the City of Los Angeles,                  2/04 at 102      Aa3           11,660,099
                 (California), Electric Plant Revenue Bonds,
                  Issue of 1994, 5.375%, 2/15/34

                County of Orange, California, 1996 Recovery Certificates of
                Participation, Series A:
       13,000    5.875%, 7/01/19                                                           7/06 at 102      AAA           13,577,200
          180    6.000%, 7/01/26                                                           7/06 at 102      AAA              188,357

        5,870   Sacramento Municipal Utility District (California),                        9/03 at 100      AAA            5,297,264
                 Electric Revenue Refunding Bonds, 1993 Series G,
                 4.750%, 9/01/21

                San Joaquin Hills Transportation Corridor Agency, Toll Road
                Refunding Revenue Bonds, Series 1997A:
        5,000    0.000%, 1/15/17                                                           1/14 at 102      AAA            3,513,900
        5,000    0.000%, 1/15/26                                                          No Opt. Call      AAA            1,205,250


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 4.9%

        3,000   City and County of Broomfield Building Corporation, Colorado,             12/09 at 100      AAA            3,034,740
                 Master Facilities Lease Purchase Agreement,
                 Certificates of Participation, Series 1999,
                 5.750%, 12/01/24

       25,000   Colorado Health Facilities Authority, Retirement Facilities               No Opt. Call      AAA            5,832,250
                 Revenue Bonds (Liberty Heights), Series 1991B, 0.000%, 7/15/24

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991A:
        3,240    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)    11/01 at 100      Aaa            3,356,770
        9,010    8.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100        A            9,258,676

        2,785   City and County of Denver, Colorado, Airport System Revenue Bonds,        11/02 at 102        A            2,938,899
                  Series 1992B, 7.250%, 11/15/23 (Alternative Minimum Tax)

        6,020   City and County of Denver, Colorado, Airport System Revenue Bonds,        11/02 at 102        A            6,283,315
                 Series 1992C, 6.750%, 11/15/22 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991D:
        3,955    7.750%, 11/15/21 (Alternative Minimum Tax)                               11/01 at 102        A            4,130,800
        3,940    7.000%, 11/15/25 (Alternative Minimum Tax)                               11/01 at 100        A            4,006,901

       11,465   City and County of Denver, Colorado, Airport System Revenue               11/10 at 100      AAA           11,862,148
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/18
                 (Alternative Minimum Tax)


                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.2%

$       1,850   District of Columbia Housing Finance Agency, Collateralized               12/00 at 102       AAA         $ 1,889,609
                 Single Family Mortgage Revenue Bonds, Series 1990A, 8.100%,
                 12/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.5%

        5,525   Miami-Dade County Industrial Development Authority,                       No Opt. Call      Baa3           5,567,543
                 Special Facilities Revenue Bonds (United Airlines, Inc.
                 Project), Series 2000, 6.050%, 3/01/35 (Alternative Minimum Tax)
                 (Mandatory put 3/01/10)


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 3.7%

       15,000   City of Atlanta, Georgia, Airport General Revenue                         1/10 at 101        AAA          15,004,950
                 and Refunding Bonds, Series 2000A, 5.600%, 1/01/30

       14,000   Fulton County Facilities Corporation, Certificates of                     11/10 at 101       AAA          14,042,700
                 Participation (Fulton County, Georgia, Public Purpose Project),
                 Series 1999, 5.500%, 11/01/18

        8,000   State of Georgia, General Obligation Bonds, 1995 Series C,                No Opt. Call       AAA           9,311,040
                 7.250%, 7/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 7.4%

        6,500   City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds,            6/05 at 102        AA-           6,630,325
                 1995 Series A (The Peoples Gas Light and Coke Company Project),
                 6.100%, 6/01/25

        7,300   City of Chicago, Chicago-O'Hare International Airport,                    11/00 at 102      Baa1           7,454,322
                 Special Facility Revenue Bonds (American Airlines Inc. Project),
                 Series 1990A, 7.875%, 11/01/25 (Alternative Minimum Tax)

        4,000   Community College District No. 508, Cook County, Illinois,                No Opt. Call       AAA           4,728,640
                 Certificates of Participation, 8.750%, 1/01/06

        5,210   Illinois Housing Development Authority, Section 8 Elderly                 1/03 at 102          A           5,321,494
                 Housing Revenue Bonds (Garden House of River Oaks West
                 Development), Series 1992A, 6.875%, 1/01/20

        1,520   Illinois Housing Development Authority, Section 8 Elderly                 3/03 at 102          A           1,553,607
                 Housing Revenue Bonds (Village Center Development),
                 Series 1992C, 6.600%, 3/01/07

       38,645   State of Illinois, General Obligation Bonds, Illinois First,              4/10 at 100        AAA          38,106,675
                 Series of April 2000, 5.500%, 4/01/25

        1,150   City of Peoria, Peoria County, City of Pekin, Tazewell                    2/01 at 103         AA           1,182,085
                 and Peoria Counties, and City of Waukegan, Lake County
                 (Illinois), Jointly, GNMA Collateralized Mortgage Revenue
                 Bonds, Series 1990, 7.875%, 8/01/22 (Alternative Minimum Tax)

                Regional Transportation Authority of Cook, DuPage, Kane, Lake,
                McHenry, and Will Counties, Illinois, General Obligation Bonds,
                Series 2000A:
        5,575    5.750%, 7/01/10                                                            No Opt. Call         AAA       5,969,264
        5,650    6.000%, 7/01/11                                                            No Opt. Call         AAA       6,173,360


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 3.6%

        5,000   Columbus Multi-School Building Corporation (Bartholomew County,           1/01 at 102         N/R***       5,130,750
                 Indiana), First Mortgage Bonds, 7.600%, 1/15/14
                 (Pre-refunded to 1/15/01)

        9,290   Fort Wayne (Indiana), Economic Development Revenue Bonds                  4/08 at 102            N/R       8,620,563
                 (Oaklawn Court Apartments Project), Series 1998A, 7.000%,
                 4/01/28 (Alternative Minimum Tax)

       20,695   Indianapolis Airport Authority, Specialty Facility Revenue Bonds,         11/05 at 102          Baa2      19,716,540
                 Series 1995A (United Airlines, Inc., Indianapolis Maintenance
                 Center Project), 6.500%, 11/15/31 (Alternative Minimum Tax)

        3,750   The Indianapolis Local Public Improvement Bond Bank,                      2/03 at 102             AA       3,957,638
                  Series 1992D Bonds, 6.750%, 2/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.4%

        4,215   Iowa Finance Authority, Solid Waste Disposal Revenue Bonds,               No Opt. Call           N/R       4,155,231
                 Series 1997 (IPSCO Project), 6.000%, 6/01/27
                 (Alternative Minimum Tax) (Mandatory put 6/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.0%

                School District Finance Corporation, Jefferson County, Kentucky, School
                Building Revenue Bonds, Series 2000A:
        3,045    5.250%, 7/01/17                                                             1/10 at 101         AAA       3,009,800
        7,490    5.250%, 7/01/20                                                             1/10 at 101         AAA       7,270,468

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 3.7%

$      19,150   Massachusetts Bay Transportation Authority, Assessment Bonds,             7/10 at 100       AAA         $ 18,197,288
                 2000 Series A, 5.250%, 7/01/30

        5,400   Massachusetts Health and Educational Facilities Authority,                7/02 at 102       AAA            5,632,794
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

        4,175   Massachusetts Health and Educational Facilities Authority,                1/01 at 102       BBB            4,261,965
                 Revenue Bonds, Goddard Memorial Hospital Issue,
                 Series B, 9.000%, 7/01/15

       10,000   Massachusetts Water Resources Authority, General Revenue Bonds,           8/10 at 101       AAA           10,066,100
                 2000 Series A, 5.750%, 8/01/39


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.3%

        4,500   Michigan State Hospital Finance Authority, Hospital Revenue Bonds         8/01 at 102       Aaa            4,696,425
                 (The Detroit Medical Center Obligated Group), Series 1991A,
                 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

        8,500   Michigan Strategic Fund, Limited Obligation Revenue Bonds                 12/02 at 102      BBB            8,515,895
                 (Waste Management, Inc. Project), Series 1992, 6.625%, 12/01/12
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 5.1%

       13,675   State of Minnesota, General Obligation Bonds, Series 2000, 5.125%,        11/10 at 100      AAA           13,539,618
                 11/01/16 (WI, settling 11/08/00)

        5,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds            1/11 at 101       AA+            5,095,450
                 (Remarketed), 1997 Series H, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

       30,000   Minnesota Agricultural and Economic Development Board,                    11/10 at 101        A           30,426,000
                 Health Care System Revenue Bonds, Series 2000A (Fairview
                 Health Services), 6.375%, 11/15/29

        3,600   The Housing and Redevelopment Authority of the City of St. Paul,          11/15 at 103      AAA            4,240,476
                 Minnesota, Sales Tax Revenue Refunding Bonds
                 (Civic Center Project), Series 1996, 7.100%, 11/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.0%

        5,900   Mississippi Business Finance Corporation, Pollution Control               10/03 at 102      BBB-           5,431,835
                 Revenue Refunding Bonds (System Energy Resources, Inc.
                 Project), Series 1998, 5.875%, 4/01/22

        5,170   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds,       7/07 at 105        Aaa           5,398,256
                 Series 1997D, Class 5, 0.000%, 7/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.9%

       21,000   Director of the State of Nevada, Department of Business and               1/10 at 100        AAA          19,824,000
                 Industry, Las Vegas Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 5.375%, 1/01/40


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 2.4%

        1,670   Pollution Control Financing Authority of Camden County                    No Opt. Call        B2           1,647,756
                 (New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991C, 7.125%, 12/01/01
                 (Alternative Minimum Tax)

        1,815   Pollution Control Financing Authority of Camden County                    12/01 at 102        B2           1,722,181
                 (New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       21,000   New Jersey Transportation Trust Fund Authority,                           6/10 at 100         AA          21,711,690
                 Transportation System Bonds, 2000 Series B, 5.750%, 6/15/17


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.4%

        4,460   New Mexico Mortgage Finance Authority, Single Family Mortgage             3/01 at 102        AAA           4,555,087
                 Program Senior Bonds, 1990 Series A (Federally Insured or
                 Guaranteed Mortgage Loans), 7.800%, 9/01/17


------------------------------------------------------------------------------------------------------------------------------------
                New York - 18.8 %

       10,000   Erie County Industrial Development Agency (New York),                     12/10 at 103       N/R           7,000,000
                 Solid Waste Disposal Facility Revenue Bonds
                 (1998 CanFibre of Lackawanna Project), 9.050%,
                 12/01/25 (Alternative Minimum Tax)

       20,000   Nassau County Tobacco Settlement Corporation (New York),                  7/09 at 101         A-          20,033,400
                 Tobacco Settlement Asset-Backed Bonds,
                 Series A, 6.400%, 7/15/33

       10,000   The City of New York, New York, General Obligation Bonds,                 2/06 at 101 1/2      A          10,096,300
                 Fiscal 1996 Series G, 5.750%, 2/01/20

       21,715   The City of New York, New York, General Obligation Bonds,                 3/06 at 101 1/2      A          22,181,655
                 Fiscal 1996 Series I, 5.875%, 3/15/18

       10,000   The City of New York, New York, General Obligation Bonds,                 8/07 at 101          A          10,373,800
                 Fiscal 1997 Series H, 6.125%, 8/01/25


                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$       6,750   The City of New York, New York, General Obligation Bonds,                 2/05 at 101       A***         $ 7,360,403
                 Fiscal 1995 Series F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

        2,550   New York City Municipal Water Finance Authority,                      6/02 at 101 1/2        AAA           2,579,249
                 Water and Sewer System Revenue Bonds, Fiscal 1993
                 Series A, 5.750%, 6/15/18

       17,870   New York City Transitional Finance Authority, Future Tax                  8/09 at 101         AA          18,090,337
                 Secured Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

       15,000   Dormitory Authority of the State of New York, City University             No Opt. Call       Baa1         16,491,300
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1990D, 8.750%, 7/01/03

       20,000   Dormitory Authority of the State of New York, Mental Health               2/07 at 102           A         20,016,200
                 Services Facilities Improvement Revenue Bonds,
                 Series 1997A, 5.750%, 2/15/27

        4,500   New York State Energy Research and Development Authority,                 7/03 at 102         AAA          4,402,800
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union
                 Gas Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

        1,775   New York State Housing Finance Agency, Health Facilities                  11/00 at 102          A          1,805,956
                 Revenue Bonds, 1990 Series A Refunding, 8.000%, 11/01/08

        5,000   New York State Medical Care Facilities Finance Agency,                    2/05 at 102         AAA          5,547,450
                 Brookdale Hospital Medical Center Secured Hospital
                 Revenue Bonds, 1995 Series A, 6.850%, 2/15/17
                 (Pre-refunded to 2/15/05)

        4,785   New York State Medical Care Facilities Finance Agency,                    11/05 at 102        Aa1          5,059,372
                 Health Center Projects Revenue Bonds (Secured Mortgage
                 Program), Series 1995A, 6.375%, 11/15/19

       10,000   The Port Authority of New York and New Jersey,                            12/07 at 102        AAA         10,151,300
                 Special Project Bonds, Series 6 (JFK International
                 Air Terminal LLC Project), 5.750%, 12/01/22
                 (Alternative Minimum Tax)

        7,000   Triborough Bridge and Tunnel Authority, New York,                         1/10 at 100         Aa3          6,855,030
                 General Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30

       26,500   TSASC, Inc. (New York), Tobacco Flexible Amortization Bonds,              7/09 at 101         Aa2         26,221,220
                 Series 1999-1, 6.250%, 7/15/34


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 1.0%

       10,500   North Carolina Eastern Municipal Power Agency, Power System               1/02 at 102         BBB         10,748,115
                 Revenue Bonds, Refunding Series 1991A, 6.250%, 1/01/03


------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 2.5%

       21,155   City of Fargo, North Dakota, Health System Revenue Bonds,                 6/10 at 101         AAA         20,659,127
                 MertiCare Obligated Group, Series 2000A, 5.625%,
                 6/01/31 (WI, settling 11/08/00)

                North Dakota State Water Commission, Water Development Trust
                Fund, Water Development and Management Program Bonds, 2000
                Series A:
        2,230    5.700%, 8/01/18                                                          8/10 at 100         AAA          2,280,153
        2,450    5.750%, 8/01/19                                                          8/10 at 100         AAA          2,507,575


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.6%

       16,140   County of Montgomery, Ohio, Hospital Facilities Revenue Bonds,            No Opt. Call       BBB+         16,225,058
                 Series 1999 (Kettering Medical Center Network
                 Obligated Group), 6.300%, 4/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.3%

        8,500   Trustees of the Tulsa Municipal Airport Trust,                            12/00 at 102       Baa1          8,675,950
                 1988 Adjustable Rate Revenue Obligations, 7.375%,
                 12/01/20 (Alternative Minimum Tax)

        5,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,             6/01 at 102        Baa1          5,135,000
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 1.0%

                City of Portland, Oregon, Water System Revenue Bonds,
                2000 Series A:
        6,780    5.375%, 8/01/18                                                          8/10 at 100        Aa1           6,779,390
        3,655    5.500%, 8/01/20                                                          8/10 at 100        Aa1           3,675,212

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.4%

$       5,000   Delaware County Industrial Development Authority (Pennsylvania),          1/08 at 102        BB-         $ 4,528,350
                 Refunding Revenue Bonds, Series A 1997 (Resource Recovery
                 Facility), 6.200%, 7/01/19

       15,000   Delaware River Port Authority, Revenue Refunding Bonds,                   No Opt. Call       AAA          15,556,050
                 Series B of 1998, 5.250%, 1/01/08

        5,000   Pennsylvania Higher Education Assistance Agency,                          12/10 at 100       AAA           5,091,250
                  Capital Acquisition Bonds, Series of 2000, 5.875%, 12/15/30


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.1%

          315   Rhode Island Housing and Mortgage Finance Corporation,                    4/01 at 101        AA+             321,750
                  Homeownership Opportunity Bonds, Series 2, 7.750%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.6%

        3,640   South Carolina Jobs-Economic Development Authority,                       9/02 at 102        N/R***        3,893,708
                 Economic Development Revenue Bonds (Carolina's Hospital
                 System Project), Series 1992, 7.550%, 9/01/22
                 (Pre-refunded to 9/01/02)

        2,335   Three Rivers Solid Waste Authority (South Carolina),                      1/07 at 102         AAA          2,213,160
                 Solid Waste Disposal Facilities Revenue Bonds,
                 Series 1997, 5.300%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.2%

        3,000   The Health and Educational Facilities Board of the                        7/03 at 102         N/R          2,431,410
                 Metropolitan Government of Nashville and Davidson County,
                 Tennessee, Revenue Refunding Bonds, Series 1998
                 (The Blakeford at Green Hills), 5.650%, 7/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 15.0%

        6,000   Alliance Airport Authority, Inc., Special Facilities                      12/00 at 102        Baa1         6,126,000
                 Revenue Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

                Arlington Independent School District (Tarrant County, Texas)
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
        3,710    0.000%, 2/15/12                                                          2/05 at 67 5/16     Aaa          1,985,073
        3,710    0.000%, 2/15/13                                                          2/05 at 62 15/16    Aaa          1,846,578

       12,000   City of Austin, Texas, Hotel Occupancy Tax Subordinate                    11/09 at 100        AAA         12,148,560
                 Lien Revenue Refunding Bonds, Series 1999, 5.800%, 11/15/29

                Brownsville Independent School District (Cameron County, Texas),
                Unlimited Tax School Building Bonds, Series 1999:
        5,015    5.625%, 8/15/25                                                          8/09 at 100         AAA          5,021,419
        8,825    5.625%, 8/15/29                                                          8/09 at 100         AAA          8,811,674

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
       17,325    5.400%, 2/15/18                                                          2/10 at 100         AAA         17,194,716
       10,000    5.650%, 2/15/19                                                          2/10 at 100         AAA         10,110,700
        6,880    5.700%, 2/15/20                                                          2/10 at 100         AAA          6,973,912
        8,020    5.700%, 2/15/21                                                          2/10 at 100         AAA          8,120,170

        6,000   International Airport Facility Improvement Corporation,                   11/09 at 101       Baa1          5,849,040
                 Dallas-Fort Worth, Texas, Revenue Bonds (American Airlines),
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

       14,375   International Airport Facilities Improvement Corporation,                 No Opt. Call       Baa1         14,521,338
                  Dallas-Fort Worth, Texas, Revenue Refunding Bonds
                 (American Airlines), Series 2000C, 6.150%, 5/01/29
                 (Alternative Minimum Tax)(Mandatory put 11/01/07)

       22,500   City of Houston, Texas, Water and Sewer System Junior Lien                12/10 at 100        AAA         21,250,575
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30

       15,130   Lubbock Health Facilities Development Corporation, Hospital               12/00 at 102        AAA         15,466,794
                 Revenue Bonds (Methodist Hospital, Lubbock, Texas),
                 Series 1990, 7.250%, 12/01/19 (Pre-refunded to 12/01/00)

       15,000   San Antonio Independent School District (Bexar County, Texas),             8/09 at 100        AAA         15,216,000
                 Unlimited Tax School Building Bonds, Series 1999, 5.800%, 8/15/29

        4,538   General Services Commission (an Agency of the State of Texas),             9/01 at 101          A          4,679,378
                 as Lessee, Participation Interests, 7.500%, 9/01/22


                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000
   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.1%

$       4,750   Tooele County, Hazardous Waste Disposal Revenue Bonds                      8/05 at 102        N/R        $ 1,382,678
                 (Laidlaw Inc./USPCI Clive Project), Series 1995,
                 6.750%, 8/01/10 (Alternative Minimum Tax)#


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.2%

        2,000   Virginia Housing Development Authority, Multifamily                        5/02 at 102         AA+         2,083,280
                 Housing Bonds, 1992 Series D, 7.050%, 5/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 5.8%

       33,490   Port of Seattle, Washington, Revenue Bonds, Series 2000A,                  8/10 at 100         AAA        33,296,428
                  5.625%, 2/01/30

        9,000   Washington Higher Education Facilities Authority, Revenue                  4/08 at 101         AAA         8,625,420
                 and Refunding Bonds (The University of Puget Sound Project),
                 Series 1998, 5.375%, 10/01/30

        7,890   Washington Higher Education Facilities Authority, Revenue Bonds            11/09 at 101         AA         8,030,837
                 (Pacific Lutheran University Project), Series 1999,
                 5.950%, 11/01/29

        9,775   Washington Public Power Supply System, Nuclear Project                     7/01 at 102         Aaa        10,126,314
                 No. 1 Refunding Revenue Bonds, Series 1991A, 6.875%,
                 7/01/17 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.6%

        4,995   City of Milwaukee, Milwaukee County, Wisconsin,                            No Opt. Call        AA+         5,248,994
                 General Obligation Corporate Purpose Bonds,
                 Series R, 5.500%, 9/01/08

        1,750   Wisconsin Health and Educational Facilities Authority,                     3/08 at 101         N/R         1,382,570
                 Program for the Aging, Inc.), 5.700%, 3/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.3%

        2,800   National Rural Utilities Cooperative Finance Corporation,                  5/07 at 101          AA-        2,785,351
                  Town of Jackson, Wyoming, Guaranteed Gas Supply Revenue Bonds
                  (Lower Valley Power and Light, Inc. Project), Series 1997B,
                  5.875%, 5/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,026,023   Total Investments (cost $975,925,339) - 96.0%                                                            996,806,213
=============-----------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 0.8%

        2,100   Health and Education Facilities Authority of the State of                                    VMIG-1        2,100,000
                 Missouri, Educational Facilities Adjustable Demand Revenue Bonds
                (St. Louis University), Series 1985, 4.650%, 12/01/05+

        5,900   Power County, Idaho (FMC Corporation Project), 1985 Series,                                  VMIG-1        5,900,000
                 Variable Rate Demand Bonds, 4.650%, 12/01/10+
------------------------------------------------------------------------------------------------------------------------------------
$       8,000   Total Short-Term Investments (cost $8,000,000)                                                             8,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.2%                                                                      33,263,665
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,038,069,878
                ====================================================================================================================


                       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.
                      ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government  agency  securities  which
                            ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
                       # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
                     N/R Investment is not rated. (WI) Security purchased on a when-issued basis.
                       + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen Dividend Advantage Municipal Fund (NAD)
                            Portfolio of
                                       INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 0.5%

$       4,370   BMC Special Care Facilities Financing Authority of the City of             11/08 at 102      AAA         $ 4,142,760
                 Montgomery (Alabama), Revenue Bonds, Series 1999-A
                 (Baptist Medical Center), 5.250%, 5/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 2.1%

       15,000   Pollution Control Corporation, Maricopa County, Arizona,                   No Opt. Call      BB+          15,004,650
                 Pollution Control Revenue Remarketing Bonds, Series 1994A,
                 El Paso Electric Company, 6.375%, 7/01/14 (Mandatory put 8/01/05)

        2,500   The Industrial Development Authority of the City of Mesa, Arizona,         1/10 at 101       AAA           2,501,700
                 Revenue Bonds (Discovery Health System), Series 1999A, 5.625%, 1/01/29


------------------------------------------------------------------------------------------------------------------------------------
                California - 1.2%

        9,375   Sacramento County Sanitation Districts Financing Authority,                12/05 at 101       AA           9,654,656
                 Revenue Bonds, Series 2000A (Sacramento Regional County
                 Sanitation District), 5.875%, 12/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.8%

       10,000   City and County of Denver (Colorado), Airport System                       11/06 at 101      AAA           9,859,300
                 Revenue Bonds, Series 1996C, 5.500%, 11/15/25

        1,475   City and County of Denver (Colorado), Multifamily Housing                  10/07 at 102      AAA           1,457,005
                 Revenue Bonds (FHA-Insured Mortgage Loan - The Boston Lofts Project),
                 Series 1997A, 5.750%, 10/01/27 (Alternative Minimum Tax)

        3,205   City and County of Denver (Colorado), Airport Special Facilities           1/09 at 101       AAA           3,400,152
                 Revenue Bonds (Rental Car Projects), Series 1999A, 6.000%,
                 1/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.5%

                Connecticut Development Authority, Health Facility
                Refunding Revenue Bonds, Alzheimers Resource
                Center of Connecticut, Inc. Project, Series 1994A:
        1,045    6.875%, 8/15/04                                                           No Opt. Call        N/R         1,016,628
        3,000    7.125%, 8/15/14                                                           8/04 at 102         N/R         2,815,860


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.8%

        1,630   Florida Housing Finance Agency, Housing Revenue Bonds,                     12/07 at 102        AAA         1,635,607
                 1997 Series F (Mar Lago Village Apartments Project),
                 5.800%, 12/01/17 (Alternative Minimum Tax)

       13,400   Martin County Industrial Development Authority (Florida),                  12/04 at 102        BBB-       13,558,388
                 Industrial Development Revenue Bonds (Indiantown Cogeneration
                 LP Project), Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 0.9%

        4,000   Water and Sewerage Authority, Forsyth County, Georgia, Revenue Bonds,      4/10 at 102         Aa2         4,200,840
                 Series 2000, 6.000%, 4/01/25

        3,500   The Hospital Authority of Hall County and the City of Gainesville,         5/09 at 101         AAA         3,409,000
                 Revenue Anticipation Certificates (Northeast Georgia Health
                 System, Inc. Project), Series 1999, 5.500%, 5/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.7%

        1,395   Idaho Housing and Finance Association, Single Family Mortgage Bonds,       7/09 at 101         Aa2         1,388,290
                  1999 Series E, 5.750%, 1/01/21

        2,410   Idaho Housing and Finance Association, Single Family Mortgage Bonds,       1/10 at 100         Aa2         2,480,541
                  2000 Series D, 6.350%, 7/01/22

        2,000   Idaho Housing and Finance Association, Single Family Mortgage Bonds,       7/10 at 100         Aaa         2,025,020
                 2000 Series E, 5.950%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 21.0%

        3,500   Village of Channahon, Illinois, Revenue Refunding Bonds,                   12/09 at 102        BBB+        3,215,100
                 Series 1999 (Morris Hospital), 5.750%, 12/01/12

       22,750   City of Chicago (Illinois), General Obligation Bonds (Emergency            No Opt. Call         AAA       22,820,525
                 Telephone System), Refunding Series 1999, 5.500%, 1/01/23

        7,250   Chicago School Reform Board of Trustees of the Board of                    No Opt. Call         AAA        7,244,635
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues), Series 1999A,
                 5.500%, 12/01/26


                            Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

                City of Chicago, Multifamily Housing Revenue Bonds (Archer Court
                Apartments), Series 1999A (FHA-Insured/GNMA):
$       1,000    5.500%, 12/20/19 (Alternative Minimum Tax)                                10/10 at 101        AAA     $     952,210
        1,210    5.600%, 12/20/29 (Alternative Minimum Tax)                                10/10 at 101        AAA         1,153,227
        1,925    5.650%, 12/20/40 (Alternative Minimum Tax)                                10/10 at 101        AAA         1,825,805

        4,940   City of Chicago (Illinois), Wastewater Transmission                         1/06 at 102        AAA         4,578,540
                 Revenue Bonds, Series 1995, 5.125%, 1/01/25

        3,250   City of Chicago (Illinois), Water Revenue Bonds, Series 1995,              11/06 at 102        AAA         2,954,835
                  5.000%, 11/01/25

        5,000   City of Chicago (Illinois), Water Revenue Bonds, Series 1997,              11/07 at 102        AAA         4,702,950
                  5.250%, 11/01/27

          250   Illinois Development Finance Authority, Solid Waste Disposal               No Opt. Call        BBB           250,290
                 Revenue Bonds (Waste Management, Inc. Project), Series 1990,
                 7.125%, 1/01/01 (Alternative Minimum Tax)

       24,835   Illinois Development Finance Authority, Refunding Revenue Bonds,             9/07 at 102       AAA        24,606,518
                  Series 1999 (The Presbyterian Home Lake Forest Project),
                  5.625%, 9/01/31

        3,935   Illinois Development Finance Authority, Local Government Program           No Opt. Call        Aaa         1,826,942
                 Revenue Bonds, Series 1999A (Round Lake Community Unit School
                 District Number 116 Project), 0.000%, 1/01/15

        2,750   Illinois Educational Facilities Authority, Revenue Bonds,                  9/09 at 100         AAA         2,750,743
                 MJH Education Assistance Illinois LLC, Series 1998D,
                 5.450%, 9/01/14

                Illinois Health Facilities Authority, Revenue Bonds,
                Series 1997A (Loyola University Health System):
        1,600    5.000%, 7/01/24 (Pre-refunded to 7/01/07)                                 7/07 at 101         AAA         1,642,992
        5,400    5.000%, 7/01/24                                                           7/07 at 101         AAA         4,876,146

        5,265   Illinois Health Facilities Authority, Revenue Refunding Bonds,             2/07 at 102          A-         4,766,141
                 Series 1996B (Sarah Bush Lincoln Health Center), 5.500%, 2/15/16

       17,280   Illinois Health Facilities Authority, Converted Adjustable Rate            10/07 at 102        AAA        18,061,056
                 Revenue Bonds, Series 1991A (Highland Park Hospital),
                 6.000%, 10/01/15

        7,245   Illinois Health Facilities Authority, Revenue Refunding Bonds,             1/01 at 102        Baa3         5,946,841
                 Series 1991 (Proctor Community Hospital Project), 7.375%, 1/01/23

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
        6,660    0.000%, 12/15/18                                                          No Opt. Call       AAA         2,417,846
        9,750    0.000%, 12/15/22                                                          No Opt. Call       AAA         2,746,380
       23,000    0.000%, 12/15/24                                                          No Opt. Call       AAA         5,736,890

       20,500   Metropolitan Pier and Exposition Authority (Illinois),                     12/09 at 101       AAA         20,162,570
                 McCormick Place Expansion Project Bonds,
                 Series 1999A, 5.500%, 12/15/24

                Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 1999:
       22,650    5.750%, 6/01/19                                                           No Opt. Call        AAA        23,639,352
        3,500    5.750%, 6/01/23                                                           No Opt. Call        AAA         3,642,240

        4,500   School District Number 122, Will County, Illinois (New Lenox),             No Opt. Call        Aaa         1,644,885
                 Series 2000B, Capital Appreciation Bonds, 0.000%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.5%

        8,755   Indiana Health Facility Financing Authority, Hospital Revenue              11/09 at 101        AAA         8,454,966
                 Bonds (Charity Obligated Group), Series 1999D, 5.500%, 11/15/24

        4,190   City of Indianapolis, Indiana, Economic Development Revenue Bonds          6/09 at 101         Aa3         4,176,299
                 (Park Tudor Foundation Inc., Project), Series 1999, 5.700%, 6/01/24

       28,645   The Indianapolis Local Public Improvement Bond Bank (Indiana),             No Opt. Call        AAA         7,940,967
                  Series 1999E, 0.000%, 2/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 1.4%

       11,260   Iowa Higher Education Loan Authority, Private College Facility             10/10 at 102        N/R        11,477,994
                 Revenue Bonds (Waldorf College Project), Series 1999, 7.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.4%

        3,825   City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds,            10/06 at 101        AAA         3,165,188
                  Series 1999, 4.000%, 10/01/18

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 4.4%

$       3,030   School District Finance Corporation, Hardin County, Kentucky,              2/10 at 101       Aa3         $ 3,099,023
                 School Building Revenue Bonds, Series 2000, 5.750%, 2/01/20

                Kentucky Economic Development Finance Authority,
                Hospital System Refunding and Improvement Revenue Bonds,
                Series 1997 (Appalachian Regional Healthcare, Inc. Project):
        1,850    5.850%, 10/01/17                                                          4/08 at 102       N/R           1,297,054
        6,000    5.875%, 10/01/22                                                          4/08 at 102       N/R           4,043,820

        3,000   Louisville and Jefferson County Metropolitan Sewer District                11/07 at 101      AAA           2,850,480
                 (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                 Bonds, Series 1997B, 5.200%, 5/15/25

                Public Properties Corporation, City of Newport, Kentucky, First
                Mortgage Revenue Bonds, Series 2000A (Public Parking and Plaza
                Project):
       17,240    8.375%, 1/01/18                                                           7/10 at 104       N/R          17,039,326
        3,000    8.500%, 1/01/27                                                           7/10 at 104       N/R           2,960,070
        4,985    8.375%, 1/01/27                                                           7/10 at 104       N/R           4,918,002


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 0.3%

        2,245   City of Lafayette, State of Louisiana, Public Improvement Sales        5/10 at 101 1/2       AAA           2,242,037
                 Tax Bonds, Series 2000B, 5.625%, 5/01/25 (WI, settling 11/30/00)


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.6%

        5,000   Community Development Administration, Maryland Department of               9/09 at 100       Aa2           5,009,700
                 Housing and Community Development, Residential Revenue Bonds,
                 2000 Series G, 5.950%, 9/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 1.5%

       10,305   Massachusetts Bay Transportation Authority, General Transportation         3/07 at 101        AA           9,535,938
                  System Bonds, 1997 Series C, 5.000%, 3/01/24

          785   Massachusetts Port Authority, Special Facilities Revenue Bonds             9/06 at 102       AAA             790,801
                 (US Air Project), Series 1996-A, 5.875%, 9/01/23
                 (Alternative Minimum Tax)

        1,795   Massachusetts Housing Finance Agency, Single Family Housing                12/04 at 102       Aa           1,861,110
                 Revenue Bonds, Series 32, 6.600%, 12/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.6%

        9,000   The Economic Development Corporation of the County of Midland,             7/07 at 101         BB+         9,072,630
                 Michigan, Subordinated Pollution Control Limited Obligation
                 Revenue Refunding Bonds (Midland Cogeneration Project),
                 Series 2000A, 6.875%, 7/23/09 (Alternative Minimum Tax)

        4,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne              12/08 at 102        AAA         3,899,000
                 County Airport, Airport Revenue Bonds, Series 1998A,
                 5.375%, 12/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.4%

        3,500   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,            1/10 at 101         AA+         3,417,995
                 1998 Series H-1 Fixed Rate (Remarketing), 5.650%, 7/01/31
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Montana - 1.0%

        6,735   Montana Board of Housing, Single Family Mortgage Bonds,                    12/09 at 100        AA+         6,958,737
                  2000 Series A2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        1,000   Montana Higher Education Student Assistance Corporation,                   12/09 at 100         A2         1,052,880
                 Student Loan Revenue Bonds, Subordinate Series 1999B,
                 6.400%, 12/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.3%

        2,000   Nebraska Higher Education Loan Program Inc., Senior Subordinate            No Opt. Call        AAA         2,141,800
                  Bonds, Series A-5A, 6.200%, 6/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 2.0%

       16,525   New Hampshire Housing Finance Authority, Single Family Mortgage            7/05 at 102         Aa3        16,754,202
                 Acquisition Revenue Bonds, 1995 Series D, 6.550%,
                 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 3.9%

        4,000   Higher Education Student Assistance Authority of the                       6/10 at 101          AAA        4,206,160
                 State of New Jersey, Student Loan Revenue Bonds,
                 2000 Series A, 6.000%, 6/01/13 (Alternative Minimum Tax)


                            Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                New Jersey (continued)

$      15,600   New Jersey Economic Development Authority, Solid Waste Facilities          No Opt. Call     N/R         $ 13,260,000
                 Revenue Bonds (Bridgewater Resources Inc. Project), Series 1999B,
                 8.250%, 6/01/19 (Alternative Minimum Tax)

        4,000   New Jersey Transportation Trust Fund Authority, Transportation             No Opt. Call      AA            4,216,000
                 System Bonds, 1999 Series A, 5.750%, 6/15/18

       10,000   The Port Authority of New York and New Jersey, Special Project Bonds,      12/07 at 102     AAA           10,362,700
                 Series 6 (JFK International Air Terminal LLC Project),
                 5.900%, 12/01/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New York - 14.2%

        2,000   Industrial Development Agency, County of Cattaraugus, New York,            No Opt. Call     N/R            1,965,280
                 Tax-Exempt Industrial Development Revenue Bonds, Series 1999A
                 (Laidlaw Energy and Environmental, Inc. Project), 8.500%, 7/01/21
                 (Alternative Minimum Tax)

        5,000   Long Island Power Authority, New York, Electric System General             6/08 at 101      AAA            4,751,400
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26

                County of Nassau, New York, General Obligations,
                Serial General Improvement Bonds, Series B:
        5,005    5.250%, 6/01/19                                                           6/09 at 102      AAA            4,851,747
        7,005    5.250%, 6/01/20                                                           6/09 at 102      AAA            6,775,937
        7,005    5.250%, 6/01/21                                                           6/09 at 102      AAA            6,744,554
        7,005    5.250%, 6/01/22                                                           6/09 at 102      AAA            6,720,947

        2,000   The City of New York, New York, General Obligation Bonds,                  2/08 at 101      AAA            2,013,680
                 Fiscal 1998 Series E, 5.250%, 8/01/14

       14,000   The City of New York, New York, General Obligation Bonds,                  2/08 at 101      AAA           13,852,020
                 Fiscal 1998 Series F, 5.375%, 8/01/19

        6,775   The City of New York, New York, General Obligation Bonds,                  5/09 at 101      AAA            6,345,330
                 Fiscal 1999 Series J, 5.000%, 5/15/20

        3,000   New York City Health and Hospitals Corporation,                            2/09 at 101      AAA            2,787,420
                 Health System Bonds, 1999 Series A, 5.000%, 2/15/20

        5,000   New York City Transitional Finance Authority,                              8/07 at 101       AA            4,572,300
                 Future Tax Secured Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27

       10,000   New York City Transitional Finance Authority,                              8/09 at 101       AA           10,123,300
                 Future Tax Secured Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

       14,970   Dormitory Authority of the State of New York,                              2/06 at 102      AAA           14,145,602
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 Series 1996B, 5.125%, 8/15/21

        4,400   Dormitory Authority of the State of New York, Mental Health                2/07 at 102      AAA            4,304,300
                 Services Facilities Improvement Revenue Bonds, Series 1996E,
                 5.250%, 2/15/18

        2,170   Dormitory Authority of the State of New York, Frances                      7/07 at 102       AA            2,140,727
                 Schervier Home and Hospital Insured Revenue Bonds
                 (Franciscan Health Partnership Obligated Group),
                 Series 1997, 5.500%, 7/01/17

        7,500   Dormitory Authority of the State of New York,                              2/08 at 101 1/2  AAA            7,176,225
                 Secured Hospital Revenue Refunding Bonds, Wyckoff
                 Heights Medical Center, Series 1998H, 5.300%, 8/15/21

       10,000   Dormitory Authority of the State of New York, City University              7/09 at 101      AAA            9,850,200
                 System Consolidated Third General Resolution Revenue Bonds,
                 1999 Series 1, 5.500%, 7/01/29

        2,000   Dormitory Authority of the State of New York, City University              1/08 at 102      AAA            1,942,500
                 System Consolidated Third General Resolution Revenue Bonds,
                 1997 Series 1, 5.375%, 7/01/24

        7,500   Empire Development Corporation, New York State Urban Development           1/06 at 102      AAA            7,272,525
                 Corporation, Correctional Capital Facilities Revenue Bonds,
                 Series 6, 5.375%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 2.6%

        3,635   County of Franklin, Ohio, Multifamily Housing Mortgage                     1/05 at 103      Aa             3,416,246
                 Revenue Bonds, Series 1994A (FHA-Insured Mortgage Loan - Hamilton
                 Creek Apartments Project), 5.550%, 7/01/24 (Alternative Minimum Tax)

                Ohio Water Development Authority, State of Ohio, Solid Waste
                Disposal Revenue Bonds (Bay Shore Power Project), Convertible
                Series 1998B:
        5,750    5.875%, 9/01/20 (Alternative Minimum Tax)                                 9/08 at 102      N/R            4,599,713
       14,000    6.625%, 9/01/20                                                           9/09 at 102      N/R           12,499,760

        1,115   Warren County, Ohio, Special Assessment Bonds,                             12/07 at 101     Aa2            1,126,897
                 Waterstone Boulevard, Series 1997 General Obligation,
                 5.500%, 12/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.3%

        2,255   Portland, Oregon, Downtown Waterfront Urban Renewal                        6/10 at 101      Aaa            2,261,134
                 and Redevelopment Bonds, 2000 Series A, 5.500%, 6/15/20

   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.5%

$       2,500   Carbon County Industrial Development Authority, Pennsylvania,              No Opt. Call    BBB-          $ 2,544,875
                 Resource Recovery Revenue Refunding Bonds, 2000 Series
                 (Panther Creek Partners Project), 6.650%, 5/01/10
                 (Alternative Minimum Tax)

       18,900   City of Philadelphia, Pennsylvania, Airport Revenue Refunding Bonds,       6/08 at 102     AAA            18,492,138
                 Series 1998A (Philadelphia Airport System), 5.500%, 6/15/18
                (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.7%

        1,875   City of Central Falls, Rhode Island, General Obligation School             5/09 at 102      AA             1,944,525
                 Bonds, 6.250%, 5/15/20

        3,500   Providence Redevelopment Agency, Rhode Island (Public Safety               4/10 at 101     Aaa             3,522,960
                 and Municipal Building Projects), Revenue Bonds,
                 1999 Series A, 5.750%, 4/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 2.9%

        8,750   The Health, Educational and Housing Facilities Board of the                4/09 at 101     Baa1            7,777,438
                 County of Knox, Revenue Bonds, Series 1999
                 (University Health System, Inc.), 5.625%, 4/01/24

        5,260   Memphis-Shelby County Airport Authority (Tennessee),                       3/10 at 101      AAA            5,387,660
                 Airport Revenue Bonds, Series 1999D, 6.000%,
                 3/01/24 (Alternative Minimum Tax)

        7,525   Tennessee Housing Development Agency, Homeownership                        7/10 at 101       AA            7,828,408
                 Program Bonds, Issue 2000-1, 6.375%, 7/01/25
                 (Alternative Minimum Tax)

        2,500   Tennessee Housing Development Agency, Homeownership                        7/10 at 100       AA            2,569,075
                 Program Bonds, Issue 2000-2B, 6.250%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 12.2%

       10,000   City of Austin, Texas, Airport System Prior Lien                           11/05 at 102     AAA           10,234,600
                 Revenue Bonds, Series 1995A, 6.125%, 11/15/25
                 (Alternative Minimum Tax)

        4,675   Carrollton-Farmers Branch Independent School District                      2/09 at 100      AAA            4,858,400
                 (Dallas County, Texas), School Building Unlimited Tax Bonds,
                 Series 1999, 6.000%, 2/15/20

                Coppell Independent School District (Dallas County, Texas),
                Unlimited Tax School Building and Refunding Bonds, Series 1999:
        5,130    0.000%, 8/15/20                                                      8/09 at 52 15/32      AAA            1,580,194
        7,000    0.000%, 8/15/21                                                      8/09 at 49 15/32      AAA            2,019,360
        7,340    0.000%, 8/15/22                                                      8/09 at 46 21/32      AAA            1,981,947
        7,345    0.000%, 8/15/23                                                            8/09 at 44      AAA            1,859,387
        7,000    0.000%, 8/15/24                                                        8/09 at 41 1/2      AAA            1,664,530
        7,350    0.000%, 8/15/25                                                        8/09 at 39 1/8      AAA            1,641,402
        7,000    0.000%, 8/15/26                                                      8/09 at 36 29/32      AAA            1,471,540

       10,000   International Airport Facilities Improvement Corporation,                 No Opt. Call     Baa1           10,098,500
                  Dallas-Ft. Worth, Texas, Revenue Refunding Bonds
                 (American Airlines), Series 2000B, 6.050%, 5/01/29
                 (Alternative Minimum Tax) (Mandatory put 11/01/05)

                Harris County Health Facilities Development Corporation (Texas),
                Revenue Bonds (CHRISTUS Health), Series 1999A:
       12,000    5.375%, 7/01/24                                                            7/09 at 101     AAA           11,179,200
       11,000    5.375%, 7/01/29                                                            7/09 at 101     AAA           10,126,930

                Harris County Housing Finance Corporation (Texas), Multifamily
                Housing Revenue Bonds (Windfern Pointe and Waterford Place
                Apartments Projects), 1999 Senior Series A and B, Subordinate
                Series C and Junior Subordinate Series D:
        2,845    9.000%, 7/01/29                                                            7/12 at 103      N/R           2,753,846
       12,150    6.000%, 7/01/29                                                            7/09 at 102        A          10,985,787

       30,000   City of Houston, Texas, Water and Sewer System, Junior Lien                No Opt. Call      AAA           8,434,800
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22

        2,500   Jefferson County, Texas, Certificates of Obligation,                        8/10 at 100      AAA           2,599,800
                 Series 2000, 6.000%, 8/01/25

        4,245   Laredo Independent School District (Webb County, Texas),                    8/09 at 100      AAA           4,058,814
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.250%, 8/01/24

       14,250   Leander Independent School District (Williamson and Travis               8/09 at 35 7/8      AAA           3,033,113
                 Counties, Texas), Unlimited Tax School Building and
                 Refunding Bonds, Series 2000, 0.000%, 8/15/25

        1,500   City of Port Arthur, Texas (Jefferson County),                              2/07 at 100      AAA           1,399,320
                  General Obligation Bonds, Series 1997, 5.000%, 2/15/21

       10,000   Health Facilities Development Corporation, Tarrant County                   2/08 at 102      AAA           9,341,500
                 (Texas), Texas Health Resources System Revenue Bonds,
                 Series 1997A, 5.250%, 2/15/17

                            Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                                    Portfolio of INVESTMENTS October 31, 2000
   PRINCIPAL                                                                                OPTIONAL CALL                     MARKET
 AMOUNT (000)   DESCRIPTION                                                                   PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.4%

$       1,095   Utah Housing Finance Agency, Single Family Mortgage Bonds,                 7/04 at 102       AAA         $ 1,133,029
                 1994 Issue F (Federally Insured or Guaranteed Mortgage Loans),
                 7.000%, 7/01/27 (Alternative Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds, 1999
                Series C-2 Class I Bonds:
        3,190    5.700%, 7/01/19 (Alternative Minimum Tax)                             1/10 at 101 1/2       AAA           3,175,198
        1,695    5.750%, 7/01/21 (Alternative Minimum Tax)                             1/10 at 101 1/2        AA           1,686,728

        2,700   Utah Housing Finance Agency, Single Family Mortgage Bonds,                 7/09 at 101        AA           2,711,610
                 1999 Series D (Federally Insured or Guaranteed Loans),
                 5.850%, 7/01/21 (Alternative Minimum Tax)

        1,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,             7/09 at 101 1/2       Aa2           1,040,070
                 1999 Series F, 6.300%, 7/01/21

        1,800   Utah Housing Finance Agency, Single Family Mortgage Bonds,                 7/10 at 100       AA-           1,812,672
                 2000 Series F-2, Class III, 6.000%, 1/01/15
                (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.1%

        5,500   Metropolitan Washington Airports Authority,                               10/04 at 100       AAA           5,346,550
                 Airport System Revenue Bonds, Series 1994A, 5.500%,
                 10/01/24 (Alternative Minimum Tax)

        3,395   Virginia Small Business Financing Authority,                              11/09 at 102       N/R           3,393,099
                 Industrial Development Revenue Bonds (S.I.L. Clean
                 Water, LLC Project), Series 1999, 7.250%, 11/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 5.0%

                Port of Seattle (Washington), Special Facility
                Revenue Bonds (Terminal 18 Project), Series 1999C:
        2,630    6.000%, 9/01/15 (Alternative Minimum Tax)                                  3/10 at 101      AAA           2,739,750
        1,260    6.000%, 9/01/16 (Alternative Minimum Tax)                                  3/10 at 101      AAA           1,304,528
        2,590    6.000%, 9/01/16 (Alternative Minimum Tax)                                  3/10 at 101      AAA           2,681,531

       11,605   State of Washington, Certificates of Participation                          7/09 at 100      AAA          11,391,584
                 (Washington State Convention and Trade Center),
                 Series 1999, 5.250%, 7/01/16

       18,350   State of Washington, General Obligation Compound                            No Opt. Call     AAA           7,042,730
                 Interest Bonds, Series 1999S-2, 0.000%, 1/01/18

                State of Washington, General Obligation
                Compound Interest Bonds, Series 1999S-3:
       17,650    0.000%, 1/01/20                                                            No Opt. Call     AA+           5,915,045
       18,470    0.000%, 1/01/21                                                            No Opt. Call     AA+           5,823,776

        4,800   Washington Public Power Supply System, Nuclear Project                       7/07 at 102     AAA           4,726,656
                 No. 3 Refunding Revenue Bonds, Series 1997-A,
                 5.250%, 7/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 3.3%

        3,800   Wisconsin Health and Educational Facilities Authority,                       5/09 at 101       A           3,311,206
                 Revenue Bonds, Series 1999 (Kenosha Hospital and
                 Medical Center, Inc. Project), 5.625%, 5/15/29

                Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                Series 1999 (FH Healthcare Development Inc. Project):
        8,225    6.250%, 11/15/20                                                            11/09 at 101     N/R          7,450,781
        5,000    6.250%, 11/15/28                                                            11/09 at 101     N/R          4,409,150

       12,750   Wisconsin Health and Educational Facilities Authority,                        8/09 at 101     Aaa         12,224,950
                 Revenue Bonds, Series 1999 (Mercy Health System Corporation),
                 5.500%, 8/15/25
------------------------------------------------------------------------------------------------------------------------------------
$     981,255   Total Investments (cost $806,307,565) - 97.0%                                                            801,871,371
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                      24,700,019
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 826,571,390
                ====================================================================================================================


                       *    Optional Call Provisions (not covered by the report
                            of independent auditors): Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings (not covered by the report of independent
                            auditors): Using the higher of Standard & Poor's or
                            Moody's rating.
                     N/R    Investment is not rated.
                    (WI)    Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

Statement of
           NET ASSETS October 31, 2000

                                                       PERFORMANCE PLUS            ADVANTAGE         OPPORTUNITY  DIVIDEND ADVANTAGE
                                                                  (NPP)                (NMA)               (NMO)               (NAD)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
 Investments in municipal securities, at market value    $1,261,089,228         $937,045,441      $  996,806,213        $801,871,371
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                --           13,000,000           8,000,000                  --
 Cash                                                                --                   --                  --          15,843,119
 Receivables:
   Interest                                                  22,842,010           20,015,077          20,020,631          14,200,457
   Investments sold                                          39,278,716           27,169,100          58,001,348                  --
 Other assets                                                    11,830               19,936               7,504             104,972
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                        1,323,221,784          997,249,554       1,082,835,696         832,019,919
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                               4,742,807            7,180,752           6,113,273                 --
 Payable for investments purchased                            8,629,747                   --          34,222,390           2,235,911
 Accrued expenses:
   Management fees                                              679,077              518,757             546,160             226,100
   Other                                                        406,965              197,044             309,044             128,958
 Preferred share dividends payable                              192,797              159,639             159,768             137,838
 Common share dividends payable                               4,014,234            3,094,561           3,415,183           2,719,722
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      18,665,627           11,150,753          44,765,818           5,448,529
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                               $1,304,556,157         $986,098,801      $1,038,069,878        $826,571,390
====================================================================================================================================
Preferred shares, at liquidation value                   $  444,000,000         $358,000,000      $  380,000,000        $295,000,000
====================================================================================================================================
Preferred shares outstanding                                     17,760               14,320              15,200              11,800
====================================================================================================================================
Common shares outstanding                                    59,914,073           42,980,333          45,540,872          39,125,795
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided
   by Common shares outstanding)                         $        14.36         $      14.61      $        14.45        $      13.59
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
           OPERATIONS Year Ended October 31, 2000

                                                       PERFORMANCE PLUS            ADVANTAGE         OPPORTUNITY  DIVIDEND ADVANTAGE
                                                                  (NPP)                (NMA)               (NMO)               (NAD)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $ 76,784,363          $60,629,845         $64,309,276       $ 48,537,489
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                               7,837,390            6,013,905           6,368,897          5,023,131
Preferred shares - auction fees                               1,099,782              873,217             919,178            739,521
Preferred shares - dividend disbursing agent fees                74,982               50,138              40,110             30,082
Shareholders' servicing agent fees and expenses                 175,599               91,296             116,954             47,246
Custodian's fees and expenses                                   239,063              160,360             220,965            160,862
Directors'/Trustees' fees and expenses                           20,550               16,223              17,098             11,238
Professional fees                                                14,241                9,683              11,449              7,545
Shareholders' reports - printing and mailing expenses            67,669               62,649             105,405             50,926
Stock exchange listing fees                                      53,245               40,853              40,739             27,701
Investor relations expense                                       78,554               83,585              90,315             61,983
Other expenses                                                   68,736               79,505              77,937             27,329
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
  and expense reimbursement                                   9,729,811            7,481,414           8,009,047          6,187,564
   Custodian fee credit                                         (88,592)             (43,667)            (83,478)           (72,261)
   Expense reimbursement                                             --                   --                  --         (2,413,331)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  9,641,219            7,437,747           7,925,569          3,701,972
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        67,143,144           53,192,098          56,383,707         44,835,517
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions          (140,796)           5,276,331           2,019,290        (14,146,371)
Change in net unrealized appreciation
  (depreciation) of investments                              41,980,342           22,257,513          14,986,145         46,830,048
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                    41,839,546           27,533,844          17,005,435         32,683,677
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $108,982,690          $80,725,942         $73,389,142       $ 77,519,194
====================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
           CHANGES IN NET ASSETS


                                                                        PERFORMANCE PLUS (NPP)               ADVANTAGE (NMA)
                                                                -----------------------------------  -----------------------------
                                                                     YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                       10/31/00          10/31/99         10/31/00        10/31/99
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $   67,143,144    $   66,830,852     $ 53,192,098    $ 52,972,605
Net realized gain (loss) from investment transactions                  (140,796)         (366,395)       5,276,331         144,273
Change in net unrealized appreciation
   (depreciation) of investments                                     41,980,342      (103,177,454)      22,257,513     (79,766,302)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               108,982,690       (36,712,997)      80,725,942     (26,649,424)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                              (50,585,361)      (54,161,633)     (39,288,175)    (42,644,599)
   Preferred shareholders                                           (17,642,520)      (12,595,263)     (14,261,879)    (10,169,082)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                                                       --          (720,584)              --              --
   Preferred shareholders                                                    --                --               --              --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (68,227,881)      (67,477,480)     (53,550,054)    (52,813,681)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                          --                --               --              --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                           --         2,436,387               --       5,674,526
Preferred shares:
   Net proceeds from sale of shares                                  43,368,937                --               --      57,301,876
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions           43,368,937         2,436,387               --      62,976,402
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                84,123,746      (101,754,090)      27,175,888     (16,486,703)
Net assets at the beginning of year                               1,220,432,411     1,322,186,501      958,922,913     975,409,616
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $1,304,556,157    $1,220,432,411     $986,098,801    $958,922,913
==================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year                          $      341,991    $    1,426,728     $    762,594    $  1,114,212
==================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
           CHANGES IN NET ASSETS (continued)

                                                                           OPPORTUNITY (NMO)              DIVIDEND ADVANTAGE (NAD)
                                                                  ----------------------------------    ----------------------------
                                                                                                              FOR THE PERIOD 5/26/99
                                                                                                                    (COMMENCEMENT OF
                                                                       YEAR ENDED        YEAR ENDED     YEAR ENDED       OPERATIONS)
                                                                         10/31/00          10/31/99       10/31/00  THROUGH 10/31/99
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income                                              $   56,383,707    $   56,991,400    $ 44,835,517    $ 15,200,703
Net realized gain (loss) from investment transactions                   2,019,290          (371,232)    (14,146,371)     (6,053,493)
Change in net unrealized appreciation
   (depreciation) of investments                                       14,986,145      (82,437,095)      46,830,048     (51,266,242)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  73,389,142      (25,816,927)      77,519,194     (42,119,032)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                (42,645,002)      (45,729,071)    (33,894,651)    (11,578,052)
   Preferred shareholders                                             (15,316,935)      (10,755,431)    (11,945,290)     (2,864,236)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                         --          (673,786)             --              --
   Preferred shareholders                                                      --          (164,760)             --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (57,961,937)      (57,323,048)    (45,839,941)    (14,442,288)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                            --                --              --     559,414,591
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                             --         5,498,147         109,260          61,095
Preferred shares:
   Net proceeds from sale of shares                                            --        79,077,760              --     291,768,490
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                     --        84,575,907         109,260     851,244,176
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  15,427,205         1,435,932      31,788,513     794,682,856
Net assets at the beginning of year                                 1,022,642,673     1,021,206,741     794,782,877         100,021
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                      $1,038,069,878    $1,022,642,673    $826,571,390    $794,782,877
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year                            $     (129,003)   $    1,430,851    $   (37,496)    $    758,415
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
           FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Performance Plus Municipal Fund, Inc.
(NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO) and Nuveen Dividend Advantage Municipal Fund (NAD).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2000, Performance Plus (NPP), Opportunity (NMO) and Dividend Advantage (NAD) had outstanding when-issued and delayed delivery purchase commitments of $8,629,747, $34,222,390 and $2,235,911, respectively. There were no such outstanding purchase commitments in Advantage (NMA).

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Notes to
        FINANCIAL STATEMENTS (continued)






Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                    PERFORMANCE                               DIVIDEND
                                           PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE
                                          (NPP)        (NMA)        (NMO)        (NAD)
-----------------------------------------------------------------------------------------
Number of shares:
   Series M                               4,000        3,000        4,000        4,000
   Series T                               4,000        3,000        4,000        4,000
   Series W                               4,000        3,000        3,200           --
   Series Th                              1,760        2,320           --        3,800
   Series F                               4,000        3,000        4,000           --
-----------------------------------------------------------------------------------------
Total                                    17,760       14,320       15,200       11,800
=========================================================================================


Effective December 15, 1999, Performance Plus (NPP) issued 1,760 Series Th $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs
Costs incurred by the Funds in connection with their organization and offering of Common and Preferred shares were recorded as a reduction of the proceeds from the sale of the shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                         PERFORMANCE PLUS (NPP)        ADVANTAGE (NMA)
                                                      -------------------------- --------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                         10/31/00     10/31/99     10/31/00      10/31/99
--------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                  --           --           --           --
   Shares issued to shareholders
     due to reinvestment of distributions                       --      161,510           --      358,976
--------------------------------------------------------------------------------------------------------------
                                                                --      161,510           --      358,976
==============================================================================================================
Preferred shares sold                                        1,760           --           --        2,320
==============================================================================================================

                                                            OPPORTUNITY (NMO)       DIVIDEND ADVANTAGE (NAD)
                                                         ----------------------  -----------------------------

                                                                                             FOR THE PERIOD
                                                                                                 5/26/99
                                                                                               (COMMENCE -
                                                                                                MENT OF
                                                                                               OPERATIONS)
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED     THROUGH
                                                         10/31/00     10/31/99     10/31/00     10/31/99
----------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                  --           --           --   39,106,228
   Shares issued to shareholders
     due to reinvestment of distributions                       --      346,047        8,415        4,170
----------------------------------------------------------------------------------------------------------------
                                                                --      346,047        8,415   39,110,398
================================================================================================================
Preferred shares sold                                           --        3,200           --       11,800
================================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2000, to shareholders of record on November 15, 2000, as follows:

                                                       PERFORMANCE                               DIVIDEND
                                                              PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE
                                                             (NPP)        (NMA)        (NMO)        (NAD)
-------------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0670       $.0720       $.0750       $.0695
=============================================================================================================

Notes to
        FINANCIAL STATEMENTS (continued)






4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended October 31, 2000, were as follows:

                                                       PERFORMANCE                               DIVIDEND
                                                              PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE
                                                             (NPP)        (NMA)        (NMO)        (NAD)
--------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                  $337,275,536  $363,076,243  $522,304,627  $292,426,780
   Short-term municipal securities                  107,975,000   145,475,000    72,500,000    83,250,000
Sales and maturities:
   Long-term municipal securities                   314,867,103   394,514,068   545,051,074   304,964,161
   Short-term municipal securities                  152,615,000   146,775,000    64,500,000    92,250,000
===============================================================================================================

At October 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                       PERFORMANCE                                  DIVIDEND
                                                              PLUS    ADVANTAGE    OPPORTUNITY     ADVANTAGE
                                                             (NPP)        (NMA)          (NMO)          (NAD)
--------------------------------------------------------------------------------------------------------------
                                                   $1,237,841,559  $927,903,758   $983,925,339  $806,307,565
===============================================================================================================


At October 31, 2000, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                   PERFORMANCE     DIVIDEND
                                                          PLUS    ADVANTAGE
                                                         (NPP)        (NAD)
--------------------------------------------------------------------------------
Expiration year:
   2007                                               $301,903  $ 5,737,317
   2008                                                140,796   14,462,547
--------------------------------------------------------------------------------
Total                                                 $442,699  $20,199,864
================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 2000, were as follows:

                                                       PERFORMANCE                               DIVIDEND
                                                              PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE
                                                             (NPP)        (NMA)        (NMO)        (NAD)
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                       $ 41,800,242  $31,199,058 $ 32,954,509 $ 11,046,918
   depreciation                                        (18,552,573)  (9,057,375) (12,073,635) (15,483,112)
===========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding Dividend Advantage (NAD)) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                    MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                    .6500 of 1%
For the next $125 million                                     .6375 of 1
For the next $250 million                                     .6250 of 1
For the next $500 million                                     .6125 of 1
For the next $1 billion                                       .6000 of 1
For net assets over $2 billion                                .5875 of 1
================================================================================


Under Dividend Advantage's (NAD) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                       MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                       .6500 of 1%
For the next $125 million                                        .6375 of 1
For the next $250 million                                        .6250 of 1
For the next $500 million                                        .6125 of 1
For the next $1 billion                                          .6000 of 1
For net assets over $2 billion                                   .5750 of 1
================================================================================


The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Dividend Advantage (NAD) in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007,
 .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse Dividend Advantage (NAD) for any portion of its fees and expenses beyond July 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At October 31, 2000, net assets consisted of:

                                                       PERFORMANCE                               DIVIDEND
                                                              PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE
                                                             (NPP)        (NMA)        (NMO)        (NAD)
----------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value
  per share, at liquidation value                   $  444,000,000  $358,000,000  $  380,000,000  $295,000,000
Common shares, $.01 par value per share                    599,141       429,803         455,409       391,258
Paid-in surplus                                        836,810,055   600,267,682     635,248,279   555,853,686
Undistributed (Over-distribution of)
  net investment income                                    341,991       762,594        (129,003)      (37,496)
Accumulated net realized gain (loss)
 from investment transactions                             (442,699)    4,497,039       1,614,319   (20,199,864)
Net unrealized appreciation
 (depreciation) of investments                          23,247,669    22,141,683      20,880,874    (4,436,194)
-----------------------------------------------------------------------------------------------------------------
Net assets                                          $1,304,556,157  $986,098,801  $1,038,069,878  $826,571,390
=================================================================================================================
Authorized shares:
   Common                                              200,000,000   200,000,000     200,000,000    Unlimited
   Preferred                                             1,000,000     1,000,000       1,000,000    Unlimited
=================================================================================================================

Notes to
        FINANCIAL STATEMENTS (continued)


8. INVESTMENT COMPOSITION
At October 31, 2000, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                       PERFORMANCE                               DIVIDEND
                                                              PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE
                                                             (NPP)        (NMA)        (NMO)        (NAD)
------------------------------------------------------------------------------------------------------------
Consumer Staples                                             --%           --%            5%         --%
Education and Civic Organizations                              5            --            4            5
Healthcare                                                    12            15           10           16
Housing/Multifamily                                            5             4            2            3
Housing/Single Family                                         11            16            2            8
Long-Term Care                                                 1             2           --            4
Tax Obligation/General                                        12            10           18           17
Tax Obligation/Limited                                        14            11           18           17
Transportation                                                 6            11           22           14
U.S. Guaranteed                                               13             7            6           --
Utilities                                                     13            12            7            9
Water and Sewer                                                8             9            4            5
Other                                                         --             3            2            2
------------------------------------------------------------------------------------------------------------
                                                             100%          100%         100%         100%
============================================================================================================


Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (61% for Performance Plus (NPP), 57% for Advantage (NMA), 39% for Opportunity (NMO) and 58% for Dividend Advantage (NAD)).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial
           HIGHLIGHTS
         Financial HIGHLIGHTS

               Selected data for a Common share outstanding throughout each year ended October 31:





                      Investment Operations                           Less Distributions
              --------------------------------  -----------------------------------------------------

                                                 From and   From and
                                                In Excess  In Excess                                    Organization
                                                   of Net      f Net                                    and Offering
                                 Net           Investment Investment     Capital    Capital                Costs and
                            Realized/          Income to   Income to   Gains to   Gains to                 Preferred      Ending
     Beginning        Net  Unrealized             Common   Preferred     Common   Preferred                    Share         Net
     Net Asset Investment  Investment              Share-     Share-     Share-      Share-             Underwriting       Asset
         Value    Income  Gain (Loss)    Total   holders    holders+     holders    holders+     Total     Discounts       Value
===================================================================================================================================
Performance Plus (NPP)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000    $13.69  $   1.12    $   .69   $  1.81 $    (.84)   $  (.29)     $  --         $ --   $(1.13)        $ (.01)   $    14.36
1999     15.43      1.12      (1.73)     (.61)     (.91)      (.21)      (.01)          --    (1.13)            --         13.69
1998     15.22      1.19        .20      1.39      (.95)      (.23)        --           --    (1.18)            --         15.43
1997     15.07      1.24        .15      1.39     (1.00)      (.24)        --           --    (1.24)            --         15.22
1996     15.21      1.27       (.12)     1.15     (1.04)      (.25)        --           --    (1.29)            --         15.07

Advantage (NMA)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000     13.98      1.24        .63      1.87      (.91)      (.33)         --          --    (1.24)            --         14.61
1999     15.85      1.24      (1.85)     (.61)    (1.00)      (.24)         --          --    (1.24)          (.02)        13.98
1998     15.68      1.24        .17      1.41     (1.00)      (.24)         --          --    (1.24)            --         15.85
1997     15.48      1.27        .21      1.48     (1.03)      (.25)         --          --    (1.28)            --         15.68
1996     15.57      1.29       (.07)     1.22     (1.05)      (.26)         --          --    (1.31)            --         15.48

Opportunity (NMO)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000     14.11      1.24      .38        1.62      (.94)      (.34)         --          --    (1.28)            --         14.45
1999     15.96      1.26    (1.83)       (.57)     (1.01)     (.24)       (.01)         --    (1.26)          (.02)        14.11
1998     15.85      1.25      .15        1.40      (1.01)     (.24)       (.03)       (.01)   (1.29)            --         15.96
1997     15.66      1.29      .20        1.49      (1.04)     (.26)         --          --    (1.30)            --         15.85
1996     15.77      1.30     (.10)       1.20      (1.05)     (.26)         --          --    (1.31)            --         15.66

Dividend Advantage (NAD)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000     12.78      1.15      .84        1.99      (.86)      (.31)         --          --     (1.17)         (.01)        13.59
1999 (a) 14.33       .39    (1.47)      (1.08)     (.30)      (.07)         --          --      (.37)         (.10)        12.78
===================================================================================================================================





                                                               Ratios/Supplemental Data
                                            -----------------------------------------------------------------
                      Total Returns                                 Before Credit/Reimbursement
                    -----------------                     ---------------------------------------------------
                                                                     Ratio of Net                Ratio of Net
                                                            Ratio of   Investment      Ratio of    Investment
                                                            Expenses    Income to      Expenses     Income to
                                Based                     to Average      Average    to Average       Average
                      Based        on            Ending   Net Assets   Net Assets         Total         Total
           Ending        on       Net               Net   Applicable   Applicable    Net Assets    Net Assets
           Market     Market    Asset            Assets    to Common    to Common     Including     Including
            Value     Value*    Value*            (000)       Shares++     Shares++   Preferred++   Preferred++
=============================================================================================================
Performance Plus (NPP)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000    $ 12.1875       .90%    11.47%      $ 1,304,556         1.17%        8.09%          .77%         5.29%
1999      12.9375    (10.76)    (5.63)        1,220,432         1.15         7.48           .79          5.16
1998      15.4375      9.48      7.87         1,322,187         1.11         7.74           .77          5.38
1997      15.0000      5.94      7.89         1,304,197         1.12         8.24           .77          5.69
1996      15.1250      6.17      6.15         1,290,635         1.13         8.47           .78          5.83

Advantage (NMA)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000      12.8750      1.46     11.48           986,099         1.23         8.77           .78          5.51
1999      13.6250     (8.16)    (5.83)          958,923         1.16         8.12           .77          5.41
1998      15.8125      5.58      7.65           975,410         1.12         7.84           .78          5.41
1997      15.9375     12.57      8.20           962,058         1.14         8.23           .78          5.64
1996      15.1250      7.04      6.37           951,656         1.14         8.37           .78          5.72

Opportunity (NMO)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000      13.0000      2.97      9.41         1,038,070         1.25         8.76           .78          5.51
1999      13.5625     (9.18)    (5.49)        1,022,643         1.15         8.18           .77          5.50
1998      15.9375      5.40      7.45         1,021,207         1.09         7.88           .77          5.55
1997      16.1250     13.01      8.12         1,011,202         1.10         8.25           .77          5.78
1996      15.2500      8.82      6.15         1,000,987         1.10         8.29           .77          5.81

Dividend Advantage (NAD)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000      12.6250      (.79)    13.61           826,571         1.22         8.34           .77          5.28
1999 (a)  13.6250     (7.29)    (8.83)          794,783         1.06*        6.10*          .76*         4.41*
=============================================================================================================




                 Ratios/Supplemental Data
------------------------------------------------------------------
                                                                           Municipal Auction Rate Cumulative
          After Credit/Reimbursement**                                       Preferred Stock at End of Year
-------------------------------------------------------                 --------------------------------------

               Ratio of Net                Ratio of Net
      Ratio of   Investment     Ratio of     Investment
      Expenses    Income to     Expenses      Income to
    to Average      Average   to Average        Average
    Net Assets   Net Assets        Total          Total                    Aggregate   Liquidation
    Applicable   Applicable   Net Assets     Net Assets  Portfolio            Amount    and Market       Asset
     to Common    to Common    Including      Including   Turnover       Outstanding         Value    Coverage
        Shares++     Shares++  Preferred++    Preferred++     Rate              (000)    Per Share   Per Share
===========================================================================================================
Performance Plus (NPP)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000      1.16%        8.10%         .76%          5.30%        25%     $    444,000       $25,000     $73,455
1999      1.12         7.51          .77           5.18         30           400,000        25,000      76,277
1998      1.11         7.74          .77           5.38         23           400,000        25,000      82,637
1997      1.12         8.24          .77           5.69         12           400,000        25,000      81,512
1996      1.13         8.47          .78           5.83         15           400,000        25,000      80,665

Advantage (NMA)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000      1.23         8.77          .77           5.52         39           358,000        25,000      68,862
1999      1.16         8.12          .77           5.41         29           358,000        25,000      66,964
1998      1.12         7.84          .78           5.41          8           300,000        25,000      81,284
1997      1.14         8.23          .78           5.64          8           300,000        25,000      80,172
1996      1.14         8.37          .78           5.72         13           300,000        25,000      79,305

Opportunity (NMO)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000      1.23         8.77          .77           5.51         52           380,000        25,000      68,294
1999      1.14         8.19          .77           5.50         31           380,000        25,000      67,279
1998      1.09         7.88          .77           5.55         13           300,000        25,000      85,101
1997      1.10         8.25          .77           5.78         20           300,000        25,000      84,267
1996      1.10         8.29          .77           5.81         19           300,000        25,000      83,416

Dividend Advantage (NAD)
-----------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2000       .73         8.83          .46           5.59         37           295,000        25,000      70,048
1999 (a)   .58*        6.58*         .42*          4.76*        16           295,000        25,000      67,354
===========================================================================================================


* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the period May 26, 1999 (commencement of operations) through October 31, 1999.


                                 See accompanying notes to financial statements.

Build Your Wealth
                  AUTOMATICALLY



Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE  PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund
     INFORMATION


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               FOR GENERATIONS

Photo of: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Invest well.
Look ahead.
LEAVE YOUR MARK.(SM)



Nuveen Investments o 333 West Wacker Drive                           FAN-2-10-00
Chicago, IL 60606 o www.nuveen.com